Prospectus

M.D. Sass Concentrated Value ETF
(Ticker: NYSE Arca – SASS)

February 4, 2026

of The RBB Fund Trust

The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

No securities dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus or in approved sales literature in connection with the offer contained herein, and if given or made, such other information or representations must not be relied upon as having been authorized by the M.S. Sass Concentrated Value ETF or The RBB Fund Trust. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction or to any person to whom it is unlawful to make such offer.

M.D. Sass Concentrated Value ETF

SUMMARY SECTION

Investment Objective

The M.D. Sass Concentrated Value ETF (the “Fund”) seeks long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). This table and the Example below do not include the brokerage commissions that investors may pay on their purchases and sales of Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.75%
Distribution (12b-1) Fees	0.00%
Other Expenses(1)	0.00%
Total Annual Fund Operating Expenses	0.75%

(1)	“Other Expenses” are estimated for the current fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your Shares at the end of those periods. The Example also assumes that: (1) your investment has a 5% return each year, and (2) the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$77	$240

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. No portfolio turnover rate is provided for the Fund because the Fund had not commenced operations prior to the date of this Prospectus.

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Principal Investment Strategies

The Fund is an actively-managed exchange-traded fund (“ETF”) that follows a high conviction, opportunistic U.S. equity strategy. The Fund pursues its investment objective by investing at least 80% of its net assets (plus borrowings for investment purposes) in common stocks and American Depositary Receipts (“ADRs”) of value companies (the “80% Policy”). The Fund defines value companies as companies that are included in the Russell 1000® Value Index or the Russell 3000® Value Index. The Fund primarily invests in the U.S. exchange-listed equity securities of large-capitalization and mid-capitalization value companies that are considered by M.D. Sass, LLC (the “Adviser”) to be out-of-favor and/or misunderstood relative to the market. For purposes of calculating the 80% Policy, cash and cash equivalents are excluded from the Fund’s total assets.

The Adviser’s investment process begins with intensive, bottoms-up fundamental research used to validate its investment thesis on a given situation, build conviction and quantify the disconnect between market consensus and our own view. The Adviser seeks to identify businesses with favorable fundamentals, strong financial quality, and forecastable earnings. The investment process favors companies that are undergoing positive fundamental change, are out of favor, and/or special situations, such as spin offs, transformative M&A and complex companies with a path to simplification. The Adviser seeks to identify stocks where 1) it has a differentiated view versus the market consensus; 2) it believes there is a favorable reward/risk ratio; and 3) it expects an attractive internal rate of return over a multi-year period.

The Adviser’s research process includes, but is not limited to: reviewing SEC filings (10-Ks, 10-Qs, and proxies); analyzing earnings calls and conference transcripts; leveraging third-party research such as trade publications, expert network transcripts, and sell-side reports; engaging with industry stakeholders—including former employees, customers, suppliers, competitors, and management; building detailed financial models focused on key value drivers; assessing consensus expectations and market sentiment reflected in share prices; and conducting disciplined valuation reviews to quantify risk and reward.

For new investments, the Adviser assesses probability-weighted returns and qualitative factor scores in determining optimal position sizes, removing the emotional element that may lead to suboptimal sizing decisions. The Fund will generally hold up to 25 stocks at any given time, as the Adviser believes a concentrated portfolio of stocks it understands well will provide greater risk-adjusted returns over time. As part of a broader risk management program, the Fund generally limits any individual position size to 8% of its total assets.

The Fund typically sells an investment when either: 1) the Adviser’s view on earnings is no longer markedly different than consensus; or 2) valuation has become unreasonable in the opinion of the Adviser. The Adviser conducts a “post-mortem” analysis for every stock after it is sold to understand what was done right/wrong, how much of the outcome was driven by skill versus luck, and how the Adviser can utilize lessons learned to fine tune its investment and research processes moving forward.

The Fund is “non-diversified” for purposes of the Investment Company Act of 1940, as amended, (the “1940 Act”) which means that the Fund may invest in fewer securities at any one time than a diversified fund.

The Adviser has retained Tidal Investments LLC (the “Sub-Adviser”), which is responsible for trading portfolio securities for the Fund, including selecting broker-dealers to execute purchase and sale transactions or in connection with any rebalancing of the Fund.

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The Fund intends to elect to be, and intends to qualify each year for treatment as, a regulated investment company (“RIC”) under Subchapter M of Subtitle A, Chapter 1, of the Internal Revenue Code of 1986, as amended (the “Code”).

Principal Investment Risks

Loss of money is a risk of investing in the Fund. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The Fund’s principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Different risks may be more significant at different times depending on market conditions or other factors.

●	Active Management Risk. The Fund is subject to management risk as an actively-managed investment portfolio. The Adviser’s investment approach may fail to produce the intended result.

●	American Depositary Receipts Risk. ADRs may be subject to some of the same risks as direct investment in foreign companies, which includes international trade, currency, political, regulatory and diplomatic risks. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary’s transaction fees. Under an unsponsored ADR arrangement, the foreign issuer assumes no obligations and the depositary’s transaction fees are paid directly by the ADR holders. Because unsponsored ADR arrangements are organized independently and without the cooperation of the issuer of the underlying securities, available information concerning the foreign issuer may not be as current as for sponsored ADRs and voting rights with respect to the deposited securities are not passed through.

●	Common Stock Risk. Investments in common stocks are subject to market, economic and business risks that will cause their price to fluctuate over time. Therefore, an investment in the Fund may be more suitable for long-term investors who can bear the risk of these fluctuations.

●	Cyber Security Risk. Cyber security risk is the risk of an unauthorized breach and access to Fund assets, Fund or customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Fund, the Adviser, the Sub-Adviser, custodian, transfer agent, distributor and other service providers and financial intermediaries to suffer data breaches, data corruption or lose operational functionality or prevent Fund investors from purchasing, redeeming or exchanging shares or receiving distributions. The use of artificial intelligence and machine learning could exacerbate these risks. The Fund and the Adviser have limited ability to prevent or mitigate cyber security incidents affecting third-party service providers and such third-party service providers may have limited indemnification obligations to the Fund or the Adviser. Successful cyber-attacks or other cyber-failures or events affecting the Fund or its service providers may adversely impact and cause financial losses to the Fund or its shareholders. Issuers of securities in which the Fund invests are also subject to cyber security risks, and the value of these securities could decline if the issuers experience cyber-attacks or other cyber-failures.

●	Equity Markets Risk. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, or sectors in which the Fund invests. Common stocks are generally exposed to greater risk than other types of securities, such as preferred stocks and debt obligations, because common stockholders generally have inferior rights to receive payment from issuers.

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●	ETF Risk. The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks: “Authorized Participants, Market Makers and Liquidity Providers Concentration Risk,” “Cash Transactions Risk,” “Secondary Market Trading Risk,” and “Shares May Trade at Prices Other Than NAV Risk.”

○	Authorized Participants, Market Makers and Liquidity Providers Concentration Risk. Only an authorized participant (“AP”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of financial institutions that are institutional investors and may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to net asset value (“NAV”) and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions. These events, among others, may lead to the Shares trading at a premium or discount to NAV. Thus, you may pay more (or less) than the NAV when you buy Shares in the secondary market, and you may receive less (or more) than NAV when you sell those Shares in the secondary market. A diminished market for an ETF’s shares substantially increases the risk that a shareholder may pay considerably more or receive significantly less than the underlying value of the ETF shares bought or sold. In periods of market volatility, APs, market makers and/or liquidity providers may be less willing to transact in Shares.

○	Secondary Market Trading Risk. Although Shares are listed on a national securities exchange, NYSE Arca, Inc. (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Shares on the Exchange may be halted. Trading may be halted because of market conditions or for reasons that, in the view of the Exchange, make trading in the Fund inadvisable. These may include: (a) the extent to which trading is not occurring in the securities and/or the financial instruments composing the Fund’s Portfolio; or (b) whether other unusual conditions or circumstances detrimental to the maintenance of a fair and orderly market are present. During periods of market stress, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility or periods of steep market declines.

○	Shares May Trade at Prices Other Than NAV Risk. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility or periods of steep market declines.

●	Focused Investment Risk. If the Fund focuses its investments in the securities of a particular issuer or companies in a particular country, group of countries, region, market, industry, group of industries, sector or asset class, the Fund’s exposure to various risks will be heightened, including price volatility and adverse economic, market, political or regulatory occurrences affecting that issuer, country, group of countries region, market, industry, group of industries, sector or asset class.

●	Inflation and Deflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s shares and any distributions thereon may decline. Inflation rates may change frequently and significantly as a result of various factors, including unexpected shifts in the domestic or global economy and changes in economic policies, and the Fund’s investments may not keep pace with inflation, which may result in losses to the Fund’s shareholders. Deflation risk is the risk that the prices of goods and services in the U.S. and many foreign economies may decline over time. Deflation may have an adverse effect on stock prices and the creditworthiness of issuers and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and be difficult to reverse.

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●	Large-Cap Companies Risk. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors. Also, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

●	Large Shareholder Risk. Certain large shareholders, including APs, may from time to time own a substantial amount of the Fund’s shares. There is no requirement that these shareholders maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also impact the Fund’s ability to implement its investment strategy.

●	Market Risk. The NAV of the Fund will change with changes in the market value of its portfolio positions. Investors may lose money. The value of investments held by the Fund may increase or decrease in response to economic, political, financial, public health crises (such as epidemics or pandemics) or other disruptive events (whether real, expected or perceived) in the U.S. and global markets. Rapid changes in prices or liquidity, which often are not anticipated and can relate to events not connected to particular investments, may limit the ability of the Fund to dispose of its assets at the price or time of its choosing and can result in losses. Changes in prices may be temporary or may last for extended periods.

●	Mid-Cap Companies Risk. Mid-cap companies may not have the management experience, financial resources, product diversification and competitive strengths of large-cap companies and, therefore, their securities tend to be more volatile than the securities of larger, more established companies, making them less liquid than other securities.

●	New Fund Risk. The Fund is a newly organized, management investment company with no operating history. In addition, there can be no assurance that the Fund will grow to, or maintain, an economically viable size, in which case the Board of the Trust may determine to liquidate the Fund.

●	Non-Diversification Risk: The Fund is non-diversified. Compared to other funds, the Fund may invest more of its assets in a smaller number of companies. Gains or losses on a single stock may have greater impact on the Fund.

●	Special Situations Risk. The Fund will seek to benefit from Special Situations, such as mergers, reorganizations, or other unusual events expected to affect a particular issuer. There is a risk that the Special Situation might not occur or involve longer time frames than originally expected, which could have a negative impact on the price of the issuer’s securities and fail to produce gains or produce a loss for the Fund.

●	Value Investment Risk. Value stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause the Fund to at times underperform equity funds that use other investment strategies. Value stocks can react differently to political, economic, and industry developments than the market as a whole and other types of stocks. Value stocks also may underperform the market for long periods of time.

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Performance

Performance information for the Fund is not included because the Fund had not commenced operations prior to the date of this Prospectus. Performance information will be available in the Prospectus once the Fund has at least one calendar year of performance. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future and does not guarantee future results. Updated performance information will be available on the Fund’s website at www.MDSassETF.com.

Management of the Fund

Investment Adviser

M.D. Sass, LLC

Investment Sub-Adviser

Tidal Investments LLC

Portfolio Managers

Name	Title with Adviser	Tenure with the Fund
Ari Sass, CFA	President & Portfolio Manager	Since Inception
Martin D. Sass	Chairman & Chief Executive Officer	Since Inception
Craig Barney, CFA	Senior Equity Analyst	Since Inception
William Chiappone, CFA	Equity Analyst	Since Inception
Eric Ward	Senior Equity Analyst	Since Inception
Shimeng Yu	Senior Equity Analyst	Since Inception

Purchase and Sale of Fund Shares

Shares are listed on a national securities exchange, the Exchange, and investors can only buy and sell Shares through brokers or dealers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The median bid-ask spread for the Fund’s most recent fiscal year cannot be provided because the Fund did not have a trading history to report trading information and related costs prior to the date of this Prospectus. Once available, information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads will be provided at www.MDSassETF.com.

The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. Creation Units generally consist of at least 5,000 Shares, though this may change from time to time. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities closely approximating the holdings of the Fund (the “Deposit Securities”) and/or a designated amount of U.S. cash.

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Tax Information

Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is made through an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Financial Intermediary Compensation

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Fund’s investment adviser, or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

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ADDITIONAL INFORMATION ABOUT THE FUND

Investment Objective

The Fund’s investment objective has been adopted as a non-fundamental investment policy and may be changed without shareholder approval upon 60 days’ written notice to shareholders.

The Fund must comply with its 80% Policy at the time the Fund invests its assets. Accordingly, when the Fund no longer meets the 80% requirement as a result of circumstances beyond its control, such as changes in the value of portfolio holdings, the Fund would not have to sell its holdings, but any new investments it makes would need to be consistent with its 80% Policy.

Portfolio Composition

The Fund has a policy to invest, under normal market conditions, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks and ADRs of value companies. The 80% Policy is non-fundamental and may be changed without shareholder approval upon 60 days’ prior notice to shareholders.

Additional Information About the Fund’s Principal Investments and Risks

The value of the Fund’s investments may decrease, which will cause the value of the Fund’s Shares to decrease. As a result, you may lose money on your investment in the Fund, and there can be no assurance that the Fund will achieve its investment objective. An investment in the Fund is subject to one or more of the principal risks:

Active Management Risk. The Adviser actively manages the Fund’s investments. Consequently, the Fund is subject to the risk that the investment techniques and risk analyses employed by the Adviser may not produce the desired results. This could cause the Fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives. Additionally, legislative, regulatory or tax developments may affect the investment techniques available to the Adviser in connection with managing the Fund and may also adversely affect the ability of the Fund to achieve its investment goal.

American Depositary Receipts Risk. ADRs may be subject to some of the same risks as direct investment in foreign companies, which includes international trade, currency, political, regulatory and diplomatic risks. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary’s transaction fees. Under an unsponsored ADR arrangement, the foreign issuer assumes no obligations and the depositary’s transaction fees are paid directly by the ADR holders. Because unsponsored ADR arrangements are organized independently and without the cooperation of the issuer of the underlying securities, available information concerning the foreign issuer may not be as current as for sponsored ADRs and voting rights with respect to the deposited securities are not passed through.

Common Stock Risk. Common stocks in which the Fund may invest are subject to market, economic and business risks that will cause their price to fluctuate over time. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility. An investment in the Fund may be more suitable for long-term investors who can bear the risk of these fluctuations. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

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Cyber Security Risk. With the increased use of technologies such as the internet to conduct business, the Fund is susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber-attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber security failures or breaches by the Fund’s adviser and other service providers (including, but not limited to, the Fund’s accountant, custodian, transfer agent and administrator), and the issuers of securities in which the Fund invests, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. The use of artificial intelligence and machine learning could exacerbate these risks or result in cyber security incidents that implicate personal data. The use of artificial intelligence and machine learning could exacerbate these risks or result in cyber security incidents that implicate personal data. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the Adviser has established business continuity plans in the event of, and risk management systems to prevent, such cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cyber security plans and systems put in place by service providers to the Fund, and issuers in which the Fund invests, and such third-party service providers may have limited indemnification obligations to the Fund, the Adviser, or the Sub-Adviser. The Fund and its shareholders could be negatively impacted as a result. Issuers of securities in which the Fund invests are also subject to cyber security risks, and the value of these securities could decline if the issuers experience cyber-attacks or other cyber-failures.

Equity Markets Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value. Common stocks are generally exposed to greater risk that other types of securities, such as preferred stock and debt obligations, because common stockholders generally have inferior rights to receive payment from issuers. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors including: expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction; and global or regional political, economic, and banking crises.

ETF Risk. The Fund is an ETF, and, as a result of an ETF’s structure, the Fund is exposed to the following risks:

Authorized Participants, Market Makers and Liquidity Providers Concentration Risk. Only an AP may engage in creation or redemption transactions directly with the Fund. The Fund may have a limited number of financial institutions that may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions. These events, among others, may lead to the Shares trading at a premium or discount to NAV. Thus, you may pay more (or less) than the NAV when you buy Shares in the secondary market, and you may receive less (or more) than NAV when you sell those Shares in the secondary market. A diminished market for an ETF’s shares substantially increases the risk that a shareholder may pay considerably more or receive significantly less than the underlying value of the ETF shares bought or sold. In periods of market volatility, APs, market makers and/or liquidity providers may be less willing to transact in Fund Shares.

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Secondary Market Trading Risk. Although the Fund’s Shares are listed for trading on the Exchange and may be listed or traded on U.S. and non-U.S. stock exchanges other than the Exchange, there can be no assurance that an active trading market for Shares will develop or be maintained. Trading in the Fund’s Shares may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to Exchange “circuit breaker” rules, which temporarily halt trading on the Exchange. Additional rules applicable to the Exchange may halt trading in Shares when extraordinary volatility causes sudden, significant swings in the market price of Shares. There can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of the Fund’s Shares may begin to mirror the liquidity of the Fund’s underlying holdings, which can be significantly less liquid than the Fund’s Shares. In addition, during periods of market stress, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility or periods of steep market declines.

Shares May Trade at Prices Other Than NAV Risk. As with all ETFs, Shares of the Fund may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility or periods of steep market declines. The market price of Shares during the trading day, like the price of any exchange-traded security, includes a “bid/ask” spread charged by the exchange specialist, market makers or other participants that trade Shares. In times of severe market disruption, the bid/ask spread can increase significantly. At those times, Shares are most likely to be traded at a discount to NAV, and the discount is likely to be greatest when the price of Shares is falling fastest, which may be the time that you most want to sell your Shares. The Adviser believes that, under normal market conditions, large market price discounts or premiums to NAV will not be sustained because of arbitrage opportunities.

Focused Investment Risk. If the Fund focuses its investments in the securities of a particular issuer or companies in a particular country, group of countries, region, market, industry, group of industries, sector or asset class, the Fund’s exposure to various risks will be heightened, including price volatility and adverse economic, market, political or regulatory occurrences affecting that issuer, country, group of countries region, market, industry, group of industries, sector or asset class.

Inflation and Deflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s shares and any distributions thereon may decline. Inflation rates may change frequently and significantly as a result of various factors, including unexpected shifts in the domestic or global economy and changes in economic policies, and the Fund’s investments may not keep pace with inflation, which may result in losses to the Fund’s shareholders. While inflation and/or a more normalized interest rate environment relative to the past decade may create more opportunities for a value focused investment strategy, there can be no guarantee or certainty that any such opportunities will be captured or will be realized. Deflation risk is the risk that the prices of goods and services in the U.S. and many foreign economies may decline over time. Deflation may have an adverse effect on stock prices and the creditworthiness of issuers and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and be difficult to reverse.

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Large-Cap Companies Risk. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors. Also, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

Large Shareholder Risk. Certain large shareholders, including APs, may from time to time own a substantial amount of the Fund’s shares. There is no requirement that these shareholders maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.

Market Risk. The NAV of the Fund will change with changes in the market value of its portfolio positions. Investors may lose money. Although the Fund will invest in companies that the Adviser believes will produce less volatility, there is no guarantee that the companies will perform as expected. The prices of securities held by the Fund may decline in response to conditions affecting the general economy, overall market changes, local, regional or global political, social or economic instability, and currency, interest rate and commodity price fluctuations.

Periods of unusually high financial market volatility and restrictive credit conditions, at times limited to a particular sector or geographic area, have occurred in the past and may be expected to recur in the future. Some countries, including the United States, have adopted or have signaled protectionist trade measures, relaxation of the financial industry regulations that followed the financial crisis, and/or reductions to corporate taxes. The scope of these policy changes is still developing, but the equity and debt markets may react strongly to expectations of change, which could increase volatility, particularly if a resulting policy runs counter to the market’s expectations. The outcome of such changes cannot be foreseen at the present time. In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in the world economy and markets generally. As a result of increasingly interconnected global economies and financial markets, the value and liquidity of the Fund’s investments may be negatively affected by events impacting a country or region, regardless of whether the Fund invests in issuers located in or with significant exposure to such country or region.

The current presidential administration has called for and is seeking to quickly enact significant changes to U.S. fiscal, tax, trade, healthcare, immigration, foreign, and government regulatory policy. Significant uncertainty exists with respect to legislation, regulation and government policy at the federal level, as well as the state and local levels. Recent events have created a climate of heightened uncertainty and introduced new and difficult-to-quantify macroeconomic and political risks with potentially far-reaching implications. There has been a corresponding meaningful increase in the uncertainty surrounding interest rates, inflation, foreign exchange rates, trade volumes and fiscal and monetary policy. To the extent the U.S. Congress or the current presidential administration implements changes to U.S. policy, those changes may impact, among other things, the U.S. and global economy, international trade and relations, unemployment, immigration, corporate taxes, healthcare, the U.S. regulatory environment, inflation and other areas. Although the Fund cannot predict the impact, if any, of these changes to the Fund's business, they could adversely affect the Fund's business, financial condition, operating results and cash flows. Until the Fund knows what policy changes are made and how those changes impact the Fund's business and the business of the Fund's competitors over the long term, the Fund will not know if, overall, the Fund will benefit from them or be negatively affected by them.

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Advancements in technology may also adversely impact markets and the overall performance of the Fund. For instance, the economy may be significantly impacted by the advanced development and increased regulation of artificial intelligence. As the use of technology grows, liquidity and market movements may be affected. As artificial intelligence is used more widely, the profitability and growth of Fund holdings may be impacted, which could significantly impact the overall performance of the Fund.

Mid-Cap Companies Risk. Generally, mid-cap companies may have more potential for growth than companies with larger market capitalizations. Investing in mid-cap companies, however, may involve greater risk than investing in large-cap companies. Mid-cap companies may not have the management experience, financial resources, product diversification and competitive strengths of large-cap companies. Therefore, their securities may be more volatile than the securities of larger, more established companies, making them less liquid than other securities. Mid-cap company stocks may also be bought and sold less often and in smaller amounts than larger company stocks. Because of this, if the Fund wants to sell a large quantity of a mid-cap company’s stock, it may have to sell at a lower price than it might prefer, or it may have to sell in smaller than desired quantities over a period of time.

New Fund Risk. There can be no assurance that a newly organized Fund with no operating history will grow to, or maintain, an economically viable size, in which case the Board may determine to liquidate the Fund. Liquidation can be initiated without shareholder approval by the Board if it determines it is in the best interest of shareholders. As a result, the timing of any liquidation may not be favorable to certain individual shareholders. Like other new funds, large inflows and outflows may impact the Fund’s market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period affected. If the Fund fails to attract a large amount of assets, shareholders of the Fund may incur higher expenses as the Fund’s fixed costs would be allocated over a smaller number of shareholders.

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Non-Diversification Risk. The Fund is non-diversified. Compared to other funds, the Fund may invest more of its assets in a smaller number of companies. Gains or losses on a single stock may have greater impact on the Fund.

Special Situations Risk. The Fund will seek to benefit from Special Situations, such as mergers, reorganizations, or other unusual events expected to affect a particular issuer. The term Special Situation shall be deemed to refer to a security of a company in which an unusual and possibly non-repetitive development is taking place which, in the opinion of the Adviser, may cause the security to attain a higher market value independently, to a degree, than the trend in the securities market in general.

The particular development (actual or prospective), which may qualify a security as a Special Situation, may be one of many different types. Such developments may include, among others, a technological improvement or important discovery or acquisition which, if the expectation for it materialized, would effect a substantial change in the company’s business; a reorganization; a recapitalization or other development involving a security exchange or conversion; a merger, liquidation or distribution of cash, securities or other assets; a breakup or workout of a holding company; litigation which, if resolved favorably, would improve the value of the company’s stock; a new or changed management; or material changes in management policies. A Special Situation may often involve a comparatively small company, which is not well known, and which has not been closely watched by investors generally, but it may also involve a large company. The fact, if it exists, that an increase in the company’s earnings, dividends or business is expected, or that a given security is considered to be undervalued, would not in itself be sufficient to qualify as a Special Situation. The Fund may invest in securities (even if not Special Situations) which, in the opinion of the Adviser, are appropriate investments for the Fund, including securities which the Adviser believes are undervalued by the market. There is a risk that the Special Situation might not occur or involve longer time frames than originally expected, which could have a negative impact on the price of the issuer’s securities and fail to produce gains or produce a loss for the Fund.

Value Investment Risk. Value stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause the Fund to at times underperform equity funds that use other investment strategies. Value stocks can react differently to political, economic, and industry developments than the market as a whole and other types of stocks. Value stocks also may underperform the market for long periods of time. The determination that a stock is undervalued is subjective; the market may not agree, and a stock’s price may not rise to what the Adviser believes is its full value. If the market does not consider the stock to be undervalued then the value of the Fund’s Shares may decline, even if stock prices generally are rising. The Fund may make other types of investments and may engage in various other investment practices. These investments and practices, and their risks, are described in the Fund’s Statement of Additional Information (“SAI”).

Additional Information About Non-Principal Risks of the Fund

This section provides additional information regarding certain non-principal risks of investing in the Fund. The risk listed below could have a negative impact on the Fund’s performance and trading prices.

Artificial Intelligence. Advancements in technology may also adversely impact markets and the overall performance of the Fund. For instance, the economy may be significantly impacted by the advanced development and increased regulation of artificial intelligence. As the use of technology grows, liquidity and market movements may be affected. As artificial intelligence is used more widely, the profitability and growth of the Fund’s holdings may be impacted, which could significantly impact the overall performance of the Fund.

Authorized Participant Concentration Risk. Only APs may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Fund’s Shares. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Shares, and Shares may be more likely to trade at a premium or discount to the Fund’s NAV and to face trading halts and/or delisting.

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Costs of Buying or Selling Shares Risk. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers, as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of the Fund’s Shares. In addition, secondary market investors will also incur the cost of the difference between the price at which an investor is willing to buy Shares (the “bid” price) and the price at which an investor is willing to sell Shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread.” The bid/ask spread varies over time for Shares based on trading volume and market liquidity, and is generally lower if Shares have more trading volume and market liquidity and higher if Shares have little trading volume and market liquidity. Further, a relatively small investor base in the Fund, asset swings in the Fund and/or increased market volatility may cause increased bid/ask spreads. Due to the costs of buying or selling Shares, including bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

Illiquid Investments Risk. The Fund invest primarily in publicly traded securities and do not generally purchase securities that have legal or contractual restrictions on resale or that are illiquid. However, liquid securities purchased by the Fund may become illiquid because of issuer-specific events or changes in market conditions. Illiquid investments are subject to the risk that the Fund will not be able to sell the investments when desired or at favorable prices. The Fund will not purchase an illiquid investment if, as a result, more than 15% of the value of the Fund’s net assets would be so invested.

Legal and Regulatory Change Risks. The regulatory environment for investment companies is evolving, and changes in regulation may adversely affect the value of the Fund’s investments and its ability to pursue its trading strategy. In addition, the securities markets are subject to comprehensive statutes and regulations. The SEC and other regulators and self-regulatory organizations and exchanges are authorized to take extraordinary actions in the event of market emergencies. The effect of any future regulatory change on the Fund could be substantial and adverse.

RIC Compliance Risk. The Fund intends to elect to be, and intends to qualify each year for treatment as, a RIC under Subchapter M of Subtitle A, Chapter 1, of the Code. To continue to qualify for federal income tax treatment as a RIC, the Fund must meet certain source-of-income, asset diversification and annual distribution requirements. If for any taxable year the Fund fails to qualify for the special federal income tax treatment afforded to RICs, all of the Fund’s taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders) and its income available for distribution will be reduced. Under certain circumstances, the Fund could cure a failure to qualify as a RIC, but in order to do so, the Fund could incur significant Fund-level taxes and could be forced to dispose of certain assets.

Temporary Investments. The Fund may depart from its principal investment strategy in response to adverse market, economic, political or other conditions by taking a temporary defensive position (up to 100% of its assets) in all types of money market and short-term debt securities. If the Fund were to take a temporary defensive position, it may be unable for a time to achieve its investment objective.

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MANAGEMENT OF THE FUND

The Board of the Trust, of which the Fund is a series, is responsible for supervising the operations and affairs of the Fund. The Adviser is responsible for the daily management and administration of the Fund’s operations.

Investment Adviser

The Adviser of the Fund is M.D. Sass, LLC, located at 55 West 46th Street, Suite 2801, New York, New York 10036. The Adviser is registered with the SEC as an investment adviser and offers a variety of investment management services. As of December 31, 2025, the Adviser had over $3.1 billion in assets under management.

Subject to the overall supervision of the Board, the Adviser manages the overall investment operations of the Fund in accordance with the Fund’s investment objective and policies and formulates a continuing investment strategy for the Fund pursuant to the terms of an investment advisory agreement between the Trust and the Adviser (the “Advisory Agreement”). Under the terms of the Advisory Agreement, the Fund pays the Adviser a unitary management fee that is computed and paid monthly at an annual rate of 0.75% of the Fund’s average daily net assets during the month. From the unitary management fees, the Adviser pays most of the expenses of the Fund, including the cost of sub-advisory fees to any investment sub-adviser, transfer agency, custody, fund administration, legal, audit and other services. However, under the Advisory Agreement, the Adviser is not responsible for interest expenses, brokerage commissions and other trading expenses, taxes and other extraordinary costs such as litigation and other expenses not incurred in the ordinary course of business. No information regarding the advisory fees paid by the Fund is currently available, as the Fund had not commenced operations prior to the date of this Prospectus.

Investment Sub-Adviser

The Trust and the Adviser submitted an application with the SEC for an exemptive order with respect to the Fund that would permit the Adviser to engage or terminate a sub-adviser, and to enter into and materially amend an existing sub-advisory agreement, upon the approval of the Board, without obtaining shareholder approval. This requested exemptive relief has been approved by the Board and the Fund’s initial shareholder. Consequently, if approved by the SEC, under the exemptive order, the Adviser would have the right to hire, terminate and replace sub-advisers when the Board and the Adviser feel that a change would benefit the Fund. The exemptive order is expected to enable the Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approval of sub-advisory agreements. There is no guarantee that the SEC will grant the requested exemptive order.

Tidal Investments LLC, a Delaware limited liability company located at 234 West Florida Street, Suite 203, Milwaukee, Wisconsin 53204, serves as the investment sub-adviser to the Fund. The Sub-Adviser is an SEC-registered investment adviser, and as of January 1, 2026, the Sub-Adviser had approximately $45 billion in assets under management.

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The Sub-Adviser is responsible for trading portfolio securities for the Fund, including selecting broker-dealers to execute purchase and sale transactions or in connection with any rebalancing of the Fund, subject to the supervision of the Adviser and the Board. For its services, the Sub-Adviser is entitled to a fee by the Adviser.

A discussion regarding the Board’s initial approval of the Fund’s Advisory Agreement and Sub-Advisory Agreement and the factors the Board considered with respect to their approval will be available in the Fund’s first Form N-CSR, which will be available on the Fund’s website and on the SEC’s website at www.sec.gov.

Portfolio Managers

Ari Sass, CFA – President & Portfolio Manager - Prior to joining the Adviser in 2004, Mr. Sass was CEO and Co-Founder of Insound, LLC, a media firm founded in 1999 and subsequently sold to Time Warner and private equity. Previously, he was Manager of Finance at Elektra Entertainment Group and held positions at Bear Stearns and Deloitte and Touche. Mr. Sass holds a B.A., Economics from the University of Michigan and an M.B.A. from New York University. Mr. Sass has over 20 years of investment experience.

Martin D. Sass - Chairman & Chief Executive Officer - Before founding the Adviser in 1972, Mr. Sass was President of Neuwirth Management and Research Corp. and founded and directed Argus Research Corp.’s Special Situations Division. Mr. Sass is Vice Chairman of the Brooklyn College Foundation and Chairman of its Investment Committee and Founder of the M.D. Sass Investment Institute. Mr. Sass holds a B.S. in Accounting, Brooklyn College and studied finance in graduate programs at New York University and the Baruch School of Business at C.C.N.Y. Mr. Sass has over 50 years of investment experience.

Craig Barney, CFA - Senior Equity Analyst - Prior to joining the Adviser in 1998, Mr. Barney was an analyst at Morgan Stanley. Mr. Barney holds a B.S., Business Administration, from Villanova University. Mr. Barney has over 24 years of investment experience

William Chiappone, CFA - Equity Analyst - Prior to joining the Adviser in 2020, Mr. Chiappone was an analyst in the middle office group at Bluecrest Capital Management. Mr. Chiappone holds a B.S., Finance, from the University of Maryland (Robert H. Smith School of Business). Mr. Chiappone has over 4 years of investment experience

Eric Ward - Senior Equity Analyst - Prior to joining the Adviser in 2022, Mr. Ward was an investment analyst within the Financials team at LMR Partners, a multi-strategy hedge fund. He was previously the Director of Research at Northern Right Capital, an activist hedge fund. Mr. Wards holds a B.S., Finance and Accounting, from New York University (Leonard N. Stern School of Business) and an M.B.A. from Columbia Business School. Mr. Ward has over 18 years of investment experience.

Shimeng Yu - Senior Equity Analyst - Prior to joining the Adviser in 2025, Ms. Yu was a Senior Analyst at Balyasny Asset Management. She was previously a Research Analyst at ExodusPoint and Point72. Ms. Yu holds a B.S., Mathematics and a B.A., Economics, from the University of Chicago. Ms. Yu has over 13 years of investment experience.

The SAI provides additional information about the compensation of the Portfolio Managers, other accounts managed, and ownership of Shares of the Fund.

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HOW TO BUY AND SELL SHARES

The Fund issues and redeems its Shares at NAV only in Creation Units. Only APs may acquire Shares directly from the Fund, and only APs may tender their Shares for redemption directly to the Fund, at NAV. APs must be (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation, a clearing agency that is registered with the SEC; or (ii) a Depository Trust Company (“DTC”) participant (as discussed below). In addition, each AP must execute a Participant Agreement that has been agreed to by the Distributor, and that has been accepted by the Transfer Agent, with respect to purchases and redemptions of Creation Units. Once created, Shares trade in the secondary market in quantities less than a Creation Unit.

Investors can only buy and sell Shares in secondary market transactions through brokers. Shares are listed for trading on the secondary market on the Exchange and can be bought and sold throughout the trading day like other publicly traded securities.

When buying or selling the Fund’s Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offer price in the secondary market on each leg of a round trip (purchase and sale) transaction. In addition, because secondary market transactions occur at market prices, you may pay more than NAV when you buy Shares, and receive less than NAV when you sell those Shares.

Book Entry

Shares are held in book-entry form, which means that no stock certificates are issued. The DTC or its nominee is the record owner of all outstanding Shares.

Investors owning the Fund’s Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. DTC’s participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book entry or “street name” through your brokerage account.

Share Trading Prices on the Exchange

Trading prices of the Fund’s Shares on the Exchange may differ from the Fund’s daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares. To provide additional information regarding the indicative value of Shares, the Exchange or a market data vendor disseminates information every 15 seconds through the facilities of the Consolidated Tape Association, or other widely disseminated means, an updated “intraday indicative value” (“IIV”) for Shares as calculated by an information provider or market data vendor. The Funds are neither involved in nor responsible for any aspect of the calculation or dissemination of the IIVs and make no representation or warranty as to the accuracy of the IIVs. If the calculation of the IIV is based on the basket of Deposit Securities, such IIV may not represent the best possible valuation of the Fund’s portfolio because the basket of Deposit Securities does not necessarily reflect the precise composition of the current Fund portfolio at a particular point in time. The IIV should not be viewed as a “real-time” update of the Fund’s NAV because the IIV may not be calculated in the same manner as the NAV, which is computed only once a day, typically at the end of the business day. The IIV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the Deposit Securities.

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Frequent Purchases and Redemptions of Shares

The Fund imposes no restrictions on the frequency of purchases and redemptions of Shares. In determining not to approve a written, established policy, the Board evaluated the risks of market timing activities by Fund shareholders. Purchases and redemptions by APs, who are the only parties that may purchase or redeem Shares directly with the Fund, are an essential part of the ETF process and help keep share trading prices in line with NAV. As such, the Fund accommodate frequent purchases and redemptions by APs. However, the Board has also determined that frequent purchases and redemptions for cash may increase tracking error and portfolio transaction costs and may lead to the realization of capital gains or losses. To minimize these potential consequences of frequent purchases and redemptions, the Fund employs fair value pricing and impose transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs incurred by the Fund in effecting trades. In addition, the Fund reserves the right to reject any purchase order at any time.

Determination of Net Asset Value

The Fund’s NAV is calculated as of the scheduled close of regular trading on the New York Stock Exchange (“NYSE”), generally 4:00 p.m. Eastern Time, each day the NYSE is open for business. The NAV for the Fund is calculated by dividing the Fund’s net assets by its Shares outstanding.

In calculating its NAV, the Fund generally values its assets on the basis of market quotations, last sale prices, or estimates of value furnished by a pricing service or brokers who make markets in such instruments. If such information is not available for a security held by the Fund or is determined to be unreliable, the security will be valued at fair value estimates by the Fund’s Valuation Designee (defined below) under guidelines established by the Board.

Fair Value Pricing

If market quotations are unavailable or deemed unreliable, securities will be fair valued by the Adviser, as the Fund’s Valuation Designee (the “Valuation Designee”), in accordance with procedures adopted by the Board and under the Board’s ultimate supervision. Relying on prices supplied by pricing services or dealers or using fair valuation involves the risk that the values used by the Fund to price its investments may be higher or lower than the values used by other investment companies and investors to price the same investments. The Board has adopted a pricing and valuation policy for use by the Fund and its Valuation Designee in calculating the Fund’s NAV. Pursuant to Rule 2a-5 under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund has designated the Adviser as its “Valuation Designee” to perform all of the fair value determinations as well as to perform all of the responsibilities that may be performed by the Valuation Designee in accordance with Rule 2a-5. The Valuation Designee is authorized to make all necessary determinations of the fair values of portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are unreliable.

DIVIDENDS, DISTRIBUTIONS, AND TAXES

Dividends and Distributions

The Fund intends to pay out dividends, if any, annually, and distribute any net realized capital gains to its shareholders at least annually.

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Dividend Reinvestment Service

Brokers may make the DTC book-entry dividend reinvestment service available to their customers who own Shares. If this service is available and used, dividend distributions of both income and capital gains will automatically be reinvested in additional whole Shares of the Fund purchased on the secondary market. Without this service, investors would receive their distributions in cash. In order to achieve the maximum total return on their investments, investors are encouraged to use the dividend reinvestment service. To determine whether the dividend reinvestment service is available and whether there is a commission or other charge for using this service, consult your broker. Brokers may require the Fund’s shareholders to adhere to specific procedures and timetables.

For taxable investors, distributions of the Fund’s taxable income or gain are taxable whether reinvested in Shares or received in cash.

Taxes

The Fund intends to elect to be, and intends to qualify each year for treatment as, a RIC under Subchapter M of Subtitle A, Chapter 1, of the Code.

As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information about certain U.S. tax considerations relevant under current law, which may be subject to change in the future. Such tax information does not represent a detailed description of the U.S. federal income tax consequences to you in light of your particular circumstances, including if you are subject to special tax treatment. Except where otherwise indicated, the discussion relates to investors who are individual “United States persons” (within the meaning of the Code) holding Shares as capital assets for U.S. federal income tax purposes (generally, for investment). You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.

Unless your investment in shares of the Fund is made through a tax-exempt entity or tax-advantaged account, such as an IRA plan, you need to be aware of the possible tax consequences when: (i) the Fund makes distributions; (ii) you sell your shares listed on the Exchange; and (iii) you purchase or redeem Creation Units.

Taxes on Distributions

The Fund intends to distribute, at least annually, substantially all of its net investment income, and at least annually net capital gains income. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income or qualified dividend income (as defined below). Taxes on distributions of capital gains (if any) are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares of the Fund. Sales of assets held by the Fund for more than one year generally result in long-term capital gains and losses, and sales of assets held by the Fund for one year or less generally result in short-term capital gains and losses. Distributions of the Fund’s net capital gain (the excess of net long-term capital gains over net short-term capital losses) that are reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains, which for non-corporate shareholders are subject to tax at reduced rates. Distributions of short-term capital gain will generally be taxable as ordinary income. Dividends and distributions are generally taxable to you whether you receive them in cash or reinvest them in additional Shares of the Fund.

Distributions reported by the Fund as “qualified dividend income” are generally taxed to non-corporate shareholders at rates applicable to long-term capital gains, provided holding period and other requirements are met by both the Fund and the shareholder. “Qualified dividend income” generally is income derived from dividends paid by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that the Fund receives in respect of stock of certain foreign corporations may be qualified dividend income if that stock is readily tradable on an established U.S. securities market. The amount of the Fund’s distributions that qualify for this favorable treatment may be reduced as a result of the Fund’s securities lending activities, if any. Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive from the Fund that are attributable to dividends received by the Fund from U.S. corporations, provided holding period and other requirements are met by both the Fund and the shareholder. The amount of the dividends qualifying for this deduction may, however, be reduced as a result of the Fund’s securities lending activities, if any.

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If the Fund were to retain any net capital gain, the Fund may designate the retained amount as undistributed capital gains in a notice to shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income as long-term capital gain, their proportionate share of such undistributed amount, and (ii) will be entitled to credit their proportionate share of the U.S. federal income tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. If such an event occurs, the tax basis of Shares owned by a shareholder of the Fund will, for U.S. federal income tax purposes, generally be increased by the difference between the amount of undistributed net capital gain included in the shareholder’s gross income and the tax deemed paid by the shareholder.

The Fund may make distributions that are treated as a return of capital. Such distributions are generally not taxable but will reduce the basis of your Shares. To the extent that the amount of any such distribution exceeds the basis of your Shares, however, the excess will be treated as gain from a sale of the Shares.

Shortly after the close of each calendar year, you will be informed of the character of any distributions received from the Fund.

U.S. individuals with income exceeding specified thresholds are subject to a 3.8% Medicare contribution tax on all or a portion of their “net investment income,” which includes interest, dividends, and certain capital gains (including capital gains distributions and capital gains realized on the sale of shares of the Fund). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.

In general, your distributions are subject to federal income tax for the year in which they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year. Distributions are generally taxable even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the shares’ NAV when you purchased your shares of the Fund). Income from U.S. treasury securities are generally exempt from state and local taxes. Distributions paid from any interest income and from any short-term or long-term capital gains will be taxable whether you reinvest those distributions or receive them in cash. Distributions paid from the Fund’s net long-term capital gains, if any, are taxable to you as long-term capital gains, regardless of how long you have held your Shares.

You may wish to avoid investing in the Fund shortly before a dividend or other distribution, because such a distribution will generally be taxable to you even though it may economically represent a return of a portion of your investment. This adverse tax result is known as “buying into a dividend.”

Taxes When Shares are Sold on the Exchange

For federal income tax purposes, any capital gain or loss realized upon a sale of shares of the Fund generally is treated as a long-term capital gain or loss if those shares have been held for more than 12 months and as a short-term capital gain or loss if those shares have been held for 12 months or less. However, any capital loss on a sale of shares held for six months or less is treated as long-term capital loss to the extent of Capital Gain Dividends paid with respect to such shares of the Fund. Any loss realized on a sale will be disallowed to the extent shares of the Fund are acquired, including through reinvestment of dividends, within a 61-day period beginning 30 days before and ending 30 days after the sale of shares. If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares acquired.

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IRAs and Other Tax-Qualified Plans

The one major exception to the preceding tax principles is that distributions on and sales of shares of the Fund held in an IRA (or other tax-qualified plan) will not be currently taxable unless it borrowed to acquire the shares.

U.S. Tax Treatment of Foreign Shareholders

If you are neither a resident nor a citizen of the United States or if you are a foreign entity, distributions (other than Capital Gain Dividends or returns of capital) paid to you by the Fund will generally be subject to a U.S. withholding tax at the rate of 30%, unless a lower treaty rate applies. The Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. For these purposes, interest-related dividends and short-term capital gain dividends generally represent distributions of interest or short-term capital gains that would not have been subject to U.S. federal withholding tax at the source if received directly by a foreign shareholder, and that satisfy certain other requirements.

Properly reported distributions by the Fund that are received by foreign shareholders are generally exempt from U.S. federal withholding tax when they (a) are paid by the Fund in respect of the Fund’s “qualified net interest income” (i.e., the Fund’s U.S. source interest income, subject to certain exceptions, reduced by expenses that are allocable to such income), or (b) are paid by the Fund in connection with the Fund’s “qualified short-term gains” (generally, the excess of the Fund’s net short-term capital gains over the Fund’s long-term capital losses for such tax year). However, depending on the circumstances, the Fund may report all, some or none of the Fund’s potentially eligible distributions as derived from such qualified net interest income or from such qualified short-term gains, and a portion of such distributions (e.g., distributions attributable to interest from non-U.S. sources or any foreign currency gains) would be ineligible for this potential exemption from withholding.

If the Fund were to retain any net capital gain and designate the retained amount as undistributed capital gains in a notice to shareholders, foreign shareholders would be required to file a U.S. federal income tax return in order to claim refunds of their portion of the tax paid by the Fund on deemed capital gain distributions.

Foreign shareholders will generally not be subject to U.S. tax on gains realized on the sale of shares in the Fund, except that a nonresident alien individual who is present in the United States for 183 days or more in a calendar year will be taxable on such gains and on capital gain dividends from the Fund.

However, if a foreign investor conducts a trade or business in the United States and the investment in the Fund is effectively connected with that trade or business, then the foreign investor’s income from the Fund will generally be subject to U.S. federal income tax at graduated rates in a manner similar to the income of a U.S. citizen or resident.

The Fund is generally required to withhold 30% on certain payments to shareholders that are foreign entities and that fail to meet prescribed information reporting or certification requirements.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. All foreign investors should consult their own tax advisors regarding the tax consequences in their country of residence of an investment in the Fund.

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Backup Withholding

The Fund (or a financial intermediary, such as a broker, through which a shareholder owns shares of the Fund) generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and sale or redemption proceeds paid to any shareholder who fails to properly furnish a correct taxpayer identification number, who has underreported dividend or interest income, or who fails to certify that he, she or it is not subject to such backup withholding. The current backup withholding rate is 24%.

Taxes on Purchases and Redemptions of Creation Units

An AP who exchanges securities for Creation Units generally recognizes a capital gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of the exchange and the sum of the AP’s aggregate basis in the securities surrendered plus the amount of cash, if any, paid for such Creation Units. The Internal Revenue Service (“IRS”), however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Any gain or loss realized by an AP upon a creation of Creation Units will be treated as capital gain or loss if the AP holds the securities exchanged therefor as capital assets, and otherwise will be ordinary income or loss. Any capital gain or loss realized upon the creation of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held by the AP for more than 12 months, and otherwise will be short-term capital gain or loss.

The Trust on behalf of the Fund has the right to reject an order for a purchase of Creation Units if the AP (or a group of APs) would, upon obtaining the Creation Units so ordered, own 80% or more of the outstanding shares of the Fund and if, pursuant to Section 351 of the Code, the Fund would have a basis in the securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination. If the Fund does issue Creation Units to an AP (or group of APs) that would, upon obtaining the Creation Units so ordered, own 80% or more of the outstanding shares of the Fund, the AP (or group of APs) may not recognize gain or loss upon the exchange of securities for Creation Units.

An AP who redeems Creation Units will generally recognize a gain or loss equal to the difference between the sum of the aggregate market value of any securities received plus the amount of any cash received for such Creation Units and the AP’s basis in the Creation Units. Any gain or loss realized by an AP upon a redemption of Creation Units will be treated as capital gain or loss if the AP holds the shares comprising the Creation Units as capital assets, and otherwise will be ordinary income or loss. Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if the shares comprising the Creation Units have been held by the AP for more than 12 months, and otherwise will generally be short-term capital gain or loss. Any capital loss realized upon a redemption of Creation Units held for six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions to the applicable AP of long-term capital gains with respect to the Creation Units (including any amounts credited to the AP as undistributed capital gains). However, any loss realized upon a redemption of Creation Units will be disallowed to the extent Shares of the Fund are acquired (or the AP enters into a contract or option to acquire Shares of the Fund), including through reinvestment of dividends, within a 61-day period beginning 30 days before and ending 30 days after the redemption. If disallowed, the loss will be reflected in an increase to the basis of the Shares acquired.

The Fund may include a payment of cash in addition to, or in place of, the delivery of a basket of securities upon the redemption of Creation Units. The Fund may sell portfolio securities to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize investment income and/or capital gains or losses that it might not have recognized if it had completely satisfied the redemption in-kind. As a result, the Fund may be less tax efficient if it includes such a cash payment in the proceeds paid upon the redemption of Creation Units.

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Persons purchasing or redeeming Creation Units should consult their own tax advisers with respect to the tax treatment of any creation or redemption transaction.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You also may be subject to state and local tax on Fund distributions and sales of shares of the Fund. Consult your personal tax advisor about the potential tax consequences of an investment in Shares of the Fund under all applicable tax laws. For more information, please see the section entitled “DIVIDENDS, DISTRIBUTIONS, AND TAXES” in the SAI.

DISTRIBUTION

The Distributor, Quasar Distributors, LLC, a wholly-owned subsidiary of Foreside Financial Group, LLC (d/b/a ACA Group) (the “Distributor”), is a broker-dealer registered with the SEC. The Distributor distributes Creation Units for the Fund on an agency basis and does not maintain a secondary market in Shares. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is 190 Middle Street, Suite 301, Portland, Maine 04101.

ADDITIONAL CONSIDERATIONS

Payments to Financial Intermediaries

The Adviser, out of its own resources and without additional cost to the Fund or its shareholders, may pay intermediaries, including affiliates of the Adviser, for the sale of Fund Shares and related services, including participation in activities that are designed to make intermediaries more knowledgeable about exchange traded products. Payments are generally made to intermediaries that provide shareholder servicing, marketing and related sales support, educational training or support, or access to sales meetings, sales representatives and management representatives of the intermediary. Payments may also be made to intermediaries for making Shares of the Fund available to their customers generally and in investment programs. The Adviser may also reimburse expenses or make payments from its own resources to intermediaries in consideration of services or other activities the Adviser believes may facilitate investment in the Fund.

The possibility of receiving, or the receipt of, the payments described above may provide intermediaries or their salespersons with an incentive to favor sales of Shares of the Fund, and other funds whose affiliates make similar compensation available, over other investments that do not make such payments. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to the Fund and other ETFs.

Premium/Discount Information

The Fund is new and therefore does not have any information regarding how often Shares are traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund. Once available, this information will be presented, free of charge, on the Fund’s website at www.MDSassETF.com.

Continuous Offering

The method by which Creation Units are purchased and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Fund on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act of 1933, as amended (the “Securities Act”), may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the Prospectus delivery and liability provisions of the Securities Act.

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For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the transfer agent, breaks them down into individual Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the Securities Act is not available with respect to such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker dealer-firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with Shares that are part of an over-allotment within the meaning of Section 4(a)(3)(a) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to Shares of the Fund are reminded that under Rule 153 of the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Exchange is satisfied by the fact that the Fund’s Prospectus is available on the SEC’s electronic filing system. The prospectus delivery mechanism provided in Rule 153 of the Securities Act is only available with respect to transactions on an exchange.

Disclosure of Portfolio Holdings

The Fund discloses its full portfolio holdings, as of the close of business the prior day, each day before the opening of trading on the Exchange at www.MDSassETF.com. Once available, additional information, including information regarding the Fund’s NAV, market price, premiums and discounts, and bid/ask spreads, will be available at www.MDSassETF.com. A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI.

Additional Information

The Fund enters into contractual arrangements with various parties, including, among others, the Fund’s investment adviser and investment sub-adviser, who provide services to the Fund. Shareholders are not parties to, or intended (or “third party”) beneficiaries of, those contractual arrangements.

The Prospectus and the SAI provide information concerning the Fund that you should consider in determining whether to purchase Shares of the Fund. The Fund may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred explicitly by federal or state securities laws that may not be waived.

Shareholder Rights

The Trust’s Amended and Restated Agreement and Declaration of Trust requires shareholders bringing a derivative action on behalf of the Fund to first make a pre-suit demand and also to collectively hold at least 10% of the outstanding shares of the Trust or at least 10% of the outstanding shares of the series or class to which the demand relates and to undertake to reimburse the Trust for the expense of any counsel or advisors used when considering the merits of the demand in the event that the Board of Trustees determines not to bring such action. Following receipt of the demand, the Trustees must be afforded a reasonable amount of time to investigate and consider the demand. In each case, these requirements do not apply to claims arising under the federal securities laws.

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Duties of Trustees

The Trust’s Amended and Restated Agreement and Declaration of Trust provides that the Fund’s Trustees are subject to the same fiduciary duties to which the directors of a Delaware corporation would be subject if (i) the Trust were a Delaware corporation, (ii) the Shareholders were shareholders of such Delaware corporation, and (iii) the Trustees were directors of such Delaware corporation, and that such modified duties are instead of any fiduciary duties to which the Trustees would otherwise be subject. Without limiting the generality of the foregoing, all actions and omissions of the Trustees are evaluated under the doctrine commonly referred to as the “business judgment rule,” as defined and developed under Delaware law, to the same extent that the same actions or omissions of directors of a Delaware corporation in a substantially similar circumstance would be evaluated under such doctrine. Notwithstanding the foregoing, the provisions of the Fund’s Amended and Restated Agreement and Declaration of Trust and its By-Laws, to the extent that they restrict or eliminate the duties (including fiduciary duties) and liabilities relating thereto of a Trustee otherwise applicable under the foregoing standard or otherwise existing at law or in equity, replace such other duties and liabilities of such Trustee. In addition, nothing in the Fund’s Agreement and Declaration of Trust modifying, restricting or eliminating the duties or liabilities of Trustees shall apply to, or in any way limit, the duties (including state law fiduciary duties of loyalty and care) or liabilities of such persons with respect to matters arising under the federal securities laws.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE FUND’S SAI INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE TRUST OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

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FINANCIAL HIGHLIGHTS

Financial highlights are not yet available for the Fund as it had not commenced operations prior to the date of this Prospectus.

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APPENDIX

Prior Performance of Similarly Advised Accounts of the Adviser

The Adviser has experience in managing other accounts with substantially similar investment objectives, policies and strategies as the Fund. The tables on the following pages are provided to illustrate the past performance of the Adviser in managing a composite of such other accounts and does not represent the performance of the Fund. Investors should not consider this performance information as a substitute for the performance of the Fund, nor should investors consider this information as an indication of the future performance of the Fund or of the Adviser. The performance information has been adjusted to show the net of fee performance of each account within the composite. The other accounts’ fees and expenses are generally lower than those of the Fund. The Fund’s results in the future also may be different because the other accounts are not subject to certain investment limitations, diversification requirements and other restrictions imposed on mutual funds under applicable U.S. securities and tax laws that, if applicable, could have adversely affected the performance of the other accounts. In addition, the securities held by the Fund will not be identical to the securities held by the other accounts.

The performance of the other accounts is also compared to the performance of an appropriate broad-based securities benchmark index. The index is unmanaged and is not subject to fees and expenses typically associated with managed funds, including the Fund. Investors cannot invest directly in an index. The performance information is accompanied by additional disclosures, which are an integral part of the information.

Monthly Returns (since January 1, 2019)1,2,3,4

M.D. SASS CONCENTRATED VALUE COMPOSITE — PRO FORMA NET OF FEES

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year Ended Dec 31
2025	3.94%	-0.34%	-3.30%	2.11%	6.97%	3.82%	0.80%	1.40%	-0.86%	-0.92%	4.20%	-0.04%	18.80%
2024	0.03%	4.61%	2.51%	-4.77%	2.41%	-1.94%	5.68%	-0.90%	1.72%	1.14%	3.33%	-4.24%	9.37%
2023	10.46%	-2.44%	-4.65%	-0.31%	-0.31%	9.45%	2.25%	-1.54%	-4.74%	-3.23%	8.12%	8.39%	21.56%
2022	-3.70%	2.54%	1.91%	-6.78%	0.79%	-6.31%	10.45%	-2.76%	-9.05%	6.60%	7.73%	-4.84%	-5.44%
2021	3.13%	4.61%	5.29%	5.13%	0.77%	-0.26%	0.24%	2.43%	-2.36%	5.68%	-3.24%	6.49%	30.79%
2020	3.20%	9.54%	-21.66%	16.88%	5.01%	0.62%	3.53%	4.37%	-3.58%	4.93%	11.80%	3.93%	7.60%
2019	13.41%	3.01%	0.20%	5.31%	-6.98%	7.96%	0.16%	-1.32%	2.94%	2.63%	6.49%	2.62%	41.29%

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M.D. SASS CONCENTRATED VALUE COMPOSITE — GROSS OF FEES

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year Ended Dec 31
2025	3.96%	-0.32%	-3.28%	2.17%	7.26%	3.91%	0.85%	1.30%	-1.01%	-0.97%	4.33%	-0.07%	19.17%
2024	0.07%	4.67%	2.52%	-4.74%	2.44%	-1.91%	5.69%	--0.88%	1.74%	1.16%	3.34%	-4.22%	9.69%
2023	10.63%	-2.38%	-4.72%	-0.32%	-0.19%	9.56%	2.26%	-1.48%	-4.74%	-3.19%	8.18%	8.51%	22.32%
2022	-3.70%	2.66%	1.92%	-6.79%	0.80%	-6.32%	10.61%	-2.73%	-9.06%	6.56%	7.83%	-4.85%	9.34%
2021	3.29%	4.61%	5.32%	5.21%	0.76%	-0.20%	0.26%	2.48%	-2.30%	5.74%	-3.39%	6.54%	31.54%
2020	-3.16%	-9.50%	-21.36%	16.92%	5.04%	0.70%	3.55%	4.41%	-3.56%	5.10%	11.82%	3.98%	8.22%
2019	13.46%	3.05%	0.24%	5.35%	-6.94%	8.00%	0.20%	-1.28%	2.98%	2.67%	6.53%	2.66%	41.96%

RUSSELL 1000 VALUE INDEX

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year Ended Dec 31
2025	4.63%	0.41%	-2.78%	-3.05%	3.51%	3.42%	0.57%	3.19%	1.49%	0.44%	2.66%	0.68%	15.91%
2024	0.10%	3.69%	5.00%	-4.27%	3.17%	-0.94%	5.11%	2.68%	1.39%	-1.10%	6.39%	-6.84%	14.35%
2023	5.18%	-3.53%	-0.46%	1.51%	-3.86%	6.64%	3.52%	-2.70%	-3.86%	-3.53%	7.54%	5.54%	11.46%
2022	-2.33%	-1.16%	2.82%	-5.64%	1.94%	-8.74%	6.63%	-2.98%	-8.77%	10.25%	6.25%	-4.03%	-7.54%
2021	-0.92%	6.04%	5.88%	4.00%	2.33%	-1.15%	0.80%	1.98%	-3.48%	5.08%	-3.52%	6.31%	25.16%
2020	-2.15%	-9.68%	-17.09%	11.24%	3.43%	-0.66%	3.95%	4.14%	-2.46%	-1.31%	13.45%	3.83%	2.80%
2019	7.78%	3.20%	0.64%	3.55%	-6.43%	7.18%	0.83%	-2.94%	3.57%	1.40%	3.09%	2.75%	26.54%

SUMMARY STATISTICS (periods ended December 31, 2025)1, 2, 3, 4

	1 Year	5 Years	10 Years	Since Inception
Gross of Fees	19.17%	14.84%	—	17.37%
Net of Fees	18.80%	14.33%	—	16.82%
Russell 1000 Value	15.91%	11.33%	—	12.09%

1.	The method of calculating performance differs from the SEC’s standardized methodology, which may produce different results.
2.	Performance was calculated using a net asset value to net asset value methodology which incorporates all trades, prices, accruals and updated security records on trade date basis.
3.	Performance is presented gross and net of the Composite’s annual operating expenses through December 31, 2025.
4.	The Russell 1000 Value Index is a market-capitalization-weighted index that measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower historical and expected sales growth values.

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INVESTMENT ADVISER

M.D. Sass, LLC

55 West 46th Street, Suite 2801

New York, New York 10036

INVESTMENT SUB-ADVISER

Tidal Investments LLC

234 West Florida Street, Suite 203

Milwaukee, Wisconsin 53204

ADMINISTRATOR AND
TRANSFER AGENT

U.S. Bank Global Fund Services
615 East Michigan Street

Milwaukee, Wisconsin 53201

CUSTODIAN

U.S. Bank, N.A.
1555 North River Center Drive, Suite 302

Milwaukee, Wisconsin 53212

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP
Two Commerce Square, Suite 1800
2001 Market Street
Philadelphia, Pennsylvania 19103

UNDERWRITER

Quasar Distributors, LLC
190 Middle Street, Suite 301

Portland, Maine 04101

COUNSEL

Faegre Drinker Biddle & Reath LLP
One Logan Square, Suite 2000
Philadelphia, Pennsylvania 19103

FOR MORE INFORMATION

For more information about the Fund, the following documents are available free upon request:

Annual/Semi-Annual Reports

Once available, additional information about the Fund’s investments will be included in the Fund’s annual and semi-annual reports to shareholders. The annual report will contain a concise summary of the relevant market conditions and investment strategies that materially affected the Fund’s performance during its most recently completed fiscal year. The Fund’s annual and semi-annual reports to shareholders will be available at the Fund’s website at www.MDSassETF.com. or by calling 1-800-617-0004.

Statement of Additional Information

The Fund’s SAI, dated February 4, 2026, has been filed with the SEC. The SAI, which includes additional information about the Fund, may be obtained free of charge at the Fund’s website or by calling 800-617-0004. The SAI, as supplemented from time to time, is incorporated by reference into this Prospectus and is legally considered a part of this Prospectus.

TO OBTAIN INFORMATION

The SAI is available, without charge, upon request along with the semi-annual and annual reports (when available). To obtain a free copy of the SAI, semi-annual or annual reports or if you have questions about the Fund:

By Internet

Go to www.MDSassETF.com.

By Telephone

Call 1-800-617-0004 or your securities dealer.

From the SEC

Information about the Fund (including the SAI) and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by sending an electronic request to publicinfo@sec.gov.

Investment Company Act File Number 811-23011

M.D. Sass Concentrated Value ETF
(Ticker: NYSE Arca – SASS)

A series of The RBB Fund Trust

Statement of Additional Information

Dated February 4, 2026

The M.D. Sass Concentrated Value ETF (the “Fund”) is a non-diversified series of The RBB Fund Trust (the “Trust”), an open-end management investment company organized as a Delaware statutory trust on August 29, 2014.

M.D. Sass, LLC (the “Adviser”) serves as the investment adviser to the Fund. Tidal Investments LLC (the “Sub-Adviser”) serves as the investment sub-adviser to the Fund.

Information about the Fund is set forth in the prospectus dated February 4, 2026 (the “Prospectus”), and provides the basic information you should know before investing. To obtain a copy of the Prospectus and/or the Fund’s Annual and Semi-Annual Reports, once available, please visit the Fund’s website at www.MDSassETF.com or call 1-800-617-0004. This Statement of Additional Information (“SAI”) is not a prospectus but contains information in addition to and more detailed than that set forth in the Prospectus. It is incorporated by reference in its entirety into the Prospectus. This SAI is intended to provide you with additional information regarding the activities and operations of the Fund and the Trust, and it should be read in conjunction with the Prospectus. Capitalized terms not otherwise defined herein have the same meaning set forth in the Prospectus.

FUND HISTORY

The RBB Fund Trust (the “Trust”) is an open-end management investment company organized as a Delaware statutory trust on August 29, 2014. The Trust’s Amended and Restated Agreement and Declaration of Trust permits the Trust to offer separate series of shares of beneficial interest (each of which is a separate mutual fund) and separate classes of such series. Upon liquidation, shareholders of a series of the Trust are entitled to share pro rata in the net assets of such series available for distribution to shareholders. Expenses attributable to any series of the Trust are borne by that series.

The Trust is authorized to issue an unlimited number of interests (or shares) with no par value. Shares of each series have equal voting rights and are voted in the aggregate and not by the series except in matters where a separate vote is required by the Investment Company Act of 1940, as amended (the “1940 Act”), or when the matter affects only the interest of a particular series. The Trust’s series may hold special meetings of shareholders to elect or remove Trustees of the Trust, change fundamental policies, approve a management contract, or for other purposes. The Trust’s series will mail proxy materials in advance of a shareholder meeting, including a proxy and information about the proposals to be voted on. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned. Fund shares do not have cumulative voting rights or any preemptive or conversion rights. The Trust does not normally hold annual meetings of shareholders. This SAI pertains to the shares representing interests in the Fund.

The investment objective of the Fund is long-term capital appreciation.

The Fund offers and issues shares at its net asset value per share (“NAV”) only in aggregations of a specified number of shares (each a “Creation Unit”).  The Fund also generally offers and issues shares in exchange for a basket of securities (“Deposit Securities”) together with the deposit of a specified cash payment (“Cash Component”).  The Trust reserves the right to permit or require the substitution of a “cash in lieu” amount (“Deposit Cash”) to be added to the Cash Component to replace any Deposit Security. The shares of the Fund are listed on the NYSE Arca, Inc. (the “Exchange”) and trade on the Exchange at market prices. These prices may differ from the share’s NAV.  The shares are also redeemable only in Creation Unit aggregations, and generally in exchange for portfolio securities and a specified cash payment.  A Creation Unit of the Fund generally consists of at least 5,000 Shares.

Shares of the Fund may be issued in advance of receipt of Deposit Securities subject to various conditions including a requirement to maintain on deposit with the Trust cash at least equal to a specified percentage of the market value of the missing Deposit Securities as set forth in the Participant Agreement (as defined below).  The Trust may impose a transaction fee for each creation or redemption (the “Transaction Fee”).  In all cases, such fees will be limited in accordance with the requirements of the U.S. Securities and Exchange Commission (the “SEC”) applicable to management investment companies offering redeemable securities.  The Fund may charge, either in lieu or in addition to the fixed creation or redemption Transaction Fee, a variable fee for creations and redemptions in order to cover certain brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to the execution of trades resulting from such transaction, up to a maximum of 2.00% of the NAV per Creation Unit, inclusive of any Transaction Fees charged (if applicable).

The Fund is an actively-managed exchange-traded fund (“ETF”).

INVESTMENT POLICIES AND PRACTICES

The Fund’s investment objective and principal investment strategies are described in the Prospectus. The sections below describe some of the different types of investments that may be made by the Fund as part of its principal and non-principal investment strategies. The following information supplements, and should be read in conjunction with, the Prospectus.

With respect to the Fund’s investments, unless otherwise noted, if a percentage limitation on investment is adhered to at the time of investment or contract, a subsequent increase or decrease as a result of market movement or redemption will not result in a violation of such investment limitation.

There can be no guarantee that the Fund will achieve its investment objective. The Fund may not necessarily invest in all of the instruments or use all of the investment techniques permitted by the Prospectus and this SAI, or invest in such instruments or engage in such techniques to the full extent permitted by the Fund’s investment policies and limitations.

Principal Investment Policies and Risks

Common Stock Risk. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock. Investments in common stocks are subject to market, economic and business risks that will cause their price to fluctuate over time. Therefore, an investment in the Fund may be more suitable for long-term investors who can bear the risk of these fluctuations.

Cyber Security Risk. The Fund and its service providers may be prone to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption, or lose operational capacity. Breaches in cyber security include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber-attacks. Cyber security breaches affecting the Fund, Adviser, Sub-Adviser, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the Fund. For instance, cyber security breaches may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential business information, impede trading, subject the Fund to regulatory fines or financial losses and/or cause reputational damage. The Fund may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for issuers of securities in which the Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such companies to lose value. While the Fund and its service providers have established information technology and data security programs and have in place business continuity plans and other systems designed to prevent losses and mitigate cyber security risk, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified or that cyber-attacks may be highly sophisticated. Furthermore, the Fund has limited ability to prevent or mitigate cyber security incidents affecting third-party service providers, and such third-party service providers may have limited indemnification obligations to the Fund or the Adviser.

Depositary Receipts Risk. American Depositary Receipts (“ADRs”) are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. In addition, the underlying issuers of certain ADRs, particularly unsponsored ADRs, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities. ADRs that are not sponsored by the issuer may be less liquid and there may be less readily available public information about the issuer. Sponsored ADRs are established jointly by a depositary and the underlying issuer, whereas unsponsored ADRs may be established by a depositary without participation by the underlying issuer. Holders of an unsponsored ADRs generally bear all the costs associated with establishing the unsponsored ADRs. In addition, the issuers of the securities underlying unsponsored ADRs are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding those issuers and there may not be a correlation between that information and the market value of the ADR.

Equity Securities. Equity securities represent ownership interests in a company and consist of common stocks, preferred stocks, warrants to acquire common stock, and securities convertible into common stock. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the NAV of the Fund to fluctuate. The Fund purchases equity securities traded in the U.S. on registered exchanges or the over-the-counter market. Equity securities are described in more detail below:

•	Common Stock. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

•	Preferred Stock. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

•	Warrants. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

•	Convertible Securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by the Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their “conversion value,” which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

Large Shareholder Purchase and Redemption Risk. The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell its securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. However, this risk may be limited to the extent that the Adviser and the Fund have entered into a fee waiver and/or expense reimbursement arrangement.

New Fund Risk. Because the Fund is new, investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategy, may not employ a successful investment strategy, or may fail to attract sufficient assets under management to realize economies of scale, any of which could result in the Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Such liquidation could have negative tax consequences for shareholders and will cause shareholders to incur expenses of liquidation.

Non-Diversification Risk. To the extent that the Fund holds securities of a smaller number of issuers or invests a larger percentage of its assets in a single issuer than a diversified portfolio, the value of the Fund, as compared to the value of a diversified portfolio, will generally be more volatile and more sensitive to the performance of any one of those issuers and to economic, political, market or regulatory events affecting any one of those issuers.

Special Note Regarding Market Events. Periods of unusually high financial market volatility and restrictive credit conditions, at times limited to a particular sector or geographic area, have occurred in the past and may be expected to recur in the future. Some countries, including the United States, have adopted or have signaled protectionist trade measures, relaxation of the financial industry regulations that followed the financial crisis, and/or reductions to corporate taxes. The scope of these policy changes is still developing, but the equity and debt markets may react strongly to expectations of change, which could increase volatility, particularly if a resulting policy runs counter to the market's expectations. The outcome of such changes cannot be foreseen at the present time. In addition, geopolitical and other risks, including events such as war, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments. As a result of increasingly interconnected global economies and financial markets, the value and liquidity of the Fund’s investments may be negatively affected by events impacting a country or region, regardless of whether the Fund invests in issuers located in or with significant exposure to such country or region.

Disease outbreaks that affect local economies or the global economy may materially and adversely impact the Fund and/or the Adviser’s business. For example, uncertainties regarding the COVID-19 outbreak have resulted in serious economic disruptions across the globe. Recent events are impacting the securities markets. Governmental authorities and regulators throughout the world, such as the U.S. Federal Reserve, have in the past responded to major economic disruptions with changes to fiscal and monetary policy, including but not limited to, direct capital infusions, new monetary programs, and interest rates changes. Such policy changes may adversely affect the value, volatility and liquidity of dividend and interest paying securities.

In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in the Fund being, among other things, unable to buy or sell certain securities or financial instruments or to accurately price its investments. Although multiple asset classes may be affected by a market disruption, the duration and effects may not be the same for all types of assets. To the extent the Fund may overweight its investments in certain countries, companies, industries or market sectors, such position will increase the Fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors. These conditions could result in the Fund’s inability to achieve its investment objectives, cause the postponement of reconstitution or rebalance dates for benchmark indices, adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, negatively impact the Fund’s performance, and cause losses on your investment in the Fund.

Additionally, U.S. and global markets recently have experienced increased volatility, including the recent failures of certain U.S. and non-U.S. banks, which could be harmful to the Fund and issuers in which they invest. Conditions in the banking sector are evolving, and the scope of any potential impacts to the Fund and issuers, both from market conditions and also potential legislative or regulatory responses, are uncertain. Continued market volatility and uncertainty and/or a downturn in market and economic and financial conditions, as a result of developments in the banking industry or otherwise (including as a result of delayed access to cash or credit facilities), could have an adverse impact on the Fund and issuers in which they invest.

Non-Principal Investment Policies and Risks

Artificial Intelligence. Advancements in technology may also adversely impact markets and the overall performance of the Fund. For instance, the economy may be significantly impacted by the advanced development and increased regulation of artificial intelligence. As the use of technology grows, liquidity and market movements may be affected. As artificial intelligence is used more widely, the profitability and growth of Fund holdings may be impacted, which could significantly impact the overall performance of the Fund.

Derivatives Risk. The Fund may invest in derivative instruments that give exposure to equities, such as futures contracts, including futures contracts of U.S. indices. Rule 18f-4 under the 1940 Act provides for the regulation of a registered investment company’s use of derivatives and related instruments. Rule 18f-4 prescribes specific value-at-risk leverage limits for certain derivatives users and requires certain derivatives users to adopt and implement a derivatives risk management program (including the appointment of a derivatives risk manager and the implementation of certain testing requirements), and prescribes reporting requirements in respect of derivatives. Subject to certain conditions, if a fund qualifies as a “limited derivatives user,” as defined in Rule 18f-4, it is not subject to the full requirements of Rule 18f-4. With respect to reverse repurchase agreements or other similar financing transactions in particular, including certain tender option bonds, Rule 18f-4 permits a fund to enter into such transactions if the fund either (i) complies with the asset coverage requirements of Section 18 of the 1940 Act, and combines the aggregate amount of indebtedness associated with all reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the relevant asset coverage ratio, or (ii) treats all reverse repurchase agreements or similar financing transactions as derivatives transactions for all purposes under Rule 18f-4. The Fund has adopted procedures for investing in derivatives and other transactions in compliance with Rule 18f-4. Limits or restrictions applicable to the counterparties or issuers, as applicable, with which the Fund may engage in derivative transactions could limit or prevent the Fund from using certain instruments.

The use of derivatives is also subject to operational and legal risks. Operational risks generally refer to risks related to potential operational issues, including documentation issues, settlement issues, system failures, inadequate controls, and human error. Legal risks generally refer to risks of loss resulting from insufficient documentation, insufficient capacity or authority of counterparty, or legality or enforceability of a contract.

Certain Investment Techniques and Derivatives Risks. When the Adviser uses investment techniques such as futures contracts, an investment in the Fund may be more volatile than investments in other mutual funds or ETFs. Although the intention is to use such investment techniques and derivatives to minimize risk to the Fund, as well as for speculative purposes, there is the possibility that improper implementation of such techniques and derivative strategies or unusual market conditions could result in significant losses to the Fund. Derivatives are used to limit risk in the Fund or to enhance investment return and have a return tied to a formula based upon an interest rate, index, price of a security, or other measurement. Derivatives involve special risks, including: (1) the risk that interest rates, securities prices and currency markets will not move in the direction that a portfolio manager anticipates; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different than those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (5) the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund’s initial investment in that instrument (in some cases, the potential loss in unlimited); (6) particularly in the case of privately-negotiated instruments, the risk that the counterparty will not perform its obligations, or that penalties could be incurred for positions held less than the required minimum holding period, which could leave the Fund worse off than if it had not entered into the position; and (7) the inability to close out certain hedged positions to avoid adverse tax consequences. In addition, the use of derivatives for non-hedging purposes (that is, to seek to increase total return) is considered a speculative practice and may present an even greater risk of loss than when used for hedging purposes.

Futures Contracts. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. The Fund may reduce the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on a national futures exchange regulated by the Commodities Futures Trading Commission (“CFTC”). The Fund may use futures contracts for: bona fide hedging; attempting to offset changes in the value of securities held or expected to be acquired or be disposed of; attempting to gain exposure to a particular market, index or instrument; or other risk management purposes. To the extent futures are employed by the Fund, the Fund will limit such investments in commodity futures to below the de minimis thresholds adopted by the CFTC in its recent amendments to Rule 4.5 (see below for a description of these thresholds). For this reason, the Adviser is not required to register as a “commodity pool operator” (“CPO”) under the Commodity Exchange Act at this time.

An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made; generally, contracts are closed out prior to the expiration date of the contract.

Economic, Markets, and Geopolitical Risk. Periods of unusually high financial market volatility and restrictive credit conditions, at times limited to a particular sector or geographic area, have occurred in the past and may be expected to recur in the future. Some countries, including the United States, have adopted or have signaled protectionist trade measures, relaxation of the financial industry regulations that followed the financial crisis, and/or reductions to corporate taxes. The scope of these policy changes is still developing, but the equity and debt markets may react strongly to expectations of change, which could increase volatility, particularly if a resulting policy runs counter to the market’s expectations. The outcome of such changes cannot be foreseen at the present time. In addition, geopolitical and other risks, including events such as war, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats could also significantly impact the Fund and their investments. As a result of increasingly interconnected global economies and financial markets, the value and liquidity of the Fund’s investments may be negatively affected by events impacting a country or region, regardless of whether the Fund invests in issuers located in or with significant exposure to such country or region.

Disease outbreaks that affect local economies or the global economy may materially and adversely impact the Fund and/or the Adviser’s business. For example, uncertainties regarding the COVID-19 outbreak have resulted in serious economic disruptions across the globe. Recent events are impacting the securities markets. Governmental authorities and regulators throughout the world, such as the U.S. Federal Reserve, have in the past responded to major economic disruptions with changes to fiscal and monetary policy, including but not limited to, direct capital infusions, new monetary programs, and interest rates changes. Such policy changes may adversely affect the value, volatility and liquidity of dividend and interest paying securities.

In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in the Fund being, among other things, unable to buy or sell certain securities or financial instruments or to accurately price its investments. Although multiple asset classes may be affected by a market disruption, the duration and effects may not be the same for all types of assets. To the extent the Fund may overweight its investments in certain countries, companies, industries or market sectors, such position will increase the Fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors. These conditions could result in the Fund’s inability to achieve its investment objectives, cause the postponement of reconstitution or rebalance dates for benchmark indices, adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, negatively impact the Fund’s performance, and cause losses on your investment in the Fund.

Additionally, U.S. and global markets recently have experienced increased volatility, including the recent failures of certain U.S. and non-U.S. banks, which could be harmful to the Fund and issuers in which they invest. Conditions in the banking sector are evolving, and the scope of any potential impacts to the Fund and issuers, both from market conditions and also potential legislative or regulatory responses, are uncertain. Continued market volatility and uncertainty and/or a downturn in market and economic and financial conditions, as a result of developments in the banking industry or otherwise (including as a result of delayed access to cash or credit facilities), could have an adverse impact on the Fund and issuers in which they invest.

Illiquid Investments.  Pursuant to Rule 22e-4 (“Rule 22e-4” or the “Liquidity Rule”) under the 1940 Act, the Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment as defined in Rule 22e-4 is an investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions within 7 calendar days or less without the sale or disposition significantly changing the market value of the investment. These investments may include restricted securities and repurchase agreements maturing in more than 7 days. Restricted securities are securities that may not be sold to the public without an effective registration statement under the Securities Act of 1933, as amended (the “1933 Act”), and thus may be sold only in privately negotiated transactions or pursuant to an exemption from registration. Subject to the adoption of guidelines by the Board, certain restricted securities that may be sold to institutional investors pursuant to Rule 144A under the 1933 Act and non-exempt commercial paper may be determined to be liquid by the Adviser. Illiquid investments involve the risk that the investments will not be able to be sold at the time the Adviser desires or at prices approximating the value at which the Fund is carrying the investments. To the extent an investment held by the Fund is deemed to be an illiquid investment or a less liquid investment, the Fund will be exposed to greater liquidity risk.

The Trust has implemented a liquidity risk management program and related procedures to identify illiquid investments pursuant to Rule 22e-4. If the limitation on illiquid investments is exceeded, the condition will be reported to the Board and, when required by the Liquidity Rule, to the SEC.

Investment Company Shares. The Fund may hold shares of other investment companies to the extent permitted by applicable law and subject to certain restrictions. These investment companies typically incur fees that are separate from those fees incurred directly by the Fund. The Fund’s purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying the Fund’s expenses. Unless an exception is available, Section 12(d)(1)(A) of the 1940 Act prohibits a fund from (i) acquiring more than 3% of the voting shares of any one investment company, (ii) investing more than 5% of its total assets in any one investment company, and (iii) investing more than 10% of its total assets in all investment companies combined. These limits will not apply to the investment of uninvested cash balances in shares of registered or unregistered money market funds whether affiliated or unaffiliated. The foregoing exemption, however, only applies to an unregistered money market fund that (i) limits its investments to those in which a money market fund may invest under Rule 2a-7 of the 1940 Act, and (ii) undertakes to comply with all the other provisions of Rule 2a-7.

The Fund may hold shares of other investment companies that seek to track the composition and/or performance of specific indexes or portions of specific indexes. Certain of these investment companies, known as ETFs, are traded on a securities exchange. The market prices of index-based investments will fluctuate in accordance with changes in the underlying portfolio securities of the investment company and also due to supply and demand of the investment company’s shares on the exchange upon which the shares are traded. Index-based investments may not replicate or otherwise match the composition or performance of their specified index due to transaction costs, among other things.

Investments by the Fund in other investment companies, including ETFs, will be subject to the limitations of the 1940 Act. Pursuant to Rule 12d1-4 and procedures approved by the Board, the Fund may invest in other investment companies beyond the limits contained in the 1940 Act, subject to certain conditions imposed by Rule 12d1-4 including limits on control and voting of acquired funds’ shares, evaluations and findings by investment advisers, fund investment agreements and limits on most three-tier fund structures.

Certain investment companies whose securities are purchased by the Fund may not be obligated to redeem such securities in an amount exceeding 1% of the investment company’s total outstanding securities during any period of less than 30 days. Therefore, such securities that exceed this amount may be illiquid.

Operational Risk. The Fund are exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties, or other third parties, failed or inadequate processes and technology or systems failures. The Fund and its Adviser and Sub-Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.

RIC Compliance Risk. The Fund intends to elect to be, and intends to qualify each year for treatment as, a regulated investment company (“RIC”) under Subchapter M of Subtitle A, Chapter 1, of the Code. To continue to qualify for federal income tax treatment as a RIC, the Fund must meet certain source-of-income, asset diversification and annual distribution requirements. If for any taxable year a Fund fails to qualify for the special federal income tax treatment afforded to RICs, all of such Fund's taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders) and its income available for distribution will be reduced. Under certain circumstances, a Fund could cure a failure to qualify as a RIC, but in order to do so, such Fund could incur significant Fund-level taxes and could be forced to dispose of certain assets.

Temporary Defensive Positions. In anticipation of or in response to adverse market, economic, political or other conditions, the Fund may take temporary defensive positions (up to 100% of its assets) in cash, cash equivalents and all types of money market and short-term debt securities. If the Fund were to take a temporary defensive position, it may be unable to achieve its investment objective for a period of time.

INVESTMENT RESTRICTIONS

The Trust has adopted the following investment restrictions as fundamental policies with respect to the Fund. These restrictions cannot be changed with respect to the Fund without the approval of the holders of a majority of the Fund’s outstanding voting securities. For the purposes of the 1940 Act, a “majority of outstanding shares” means the vote of the lesser of: (1) 67% or more of the voting securities of the Fund present at the meeting if the holders of more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund.

Except with the approval of a majority of the outstanding voting securities, the Fund may not:

1.	Borrow money or issue senior securities, except that the Fund may borrow from banks and enter into reverse repurchase agreements provided that there is at least 300% asset coverage for the borrowings of the Fund. The Fund may not mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and then in amounts not in excess of one-third of the value of the Fund’s total assets at the time of such borrowing. However, the amount shall not be in excess of lesser of the dollar amounts borrowed or 33 1/3% of the value of the Fund’s total assets at the time of such borrowing, provided that: (a) short sales and related borrowings of securities are not subject to this restriction; and (b) for the purposes of this restriction, collateral arrangements with respect to options, short sales, futures contracts, options on futures contracts, collateral arrangements with respect to initial and variation margin and collateral arrangements with respect to derivatives instruments are not deemed to be a pledge or other encumbrance of assets. Securities held in escrow or separate accounts in connection with the Fund’s investment practices are not considered to be borrowings or deemed to be pledged for purposes of this limitation;

2.	Act as an underwriter of securities within the meaning of the 1933 Act, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities;

3.	Purchase or sell real estate (including real estate limited partnership interests), provided that the Fund may invest: (a) in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein; or (b) in real estate investment trusts;

4.	Purchase or sell commodities or commodity contracts, except as permitted by the 1940 Act, as amended, and as interpreted or modified by the regulatory authority having jurisdiction from time to time;

5.	Make loans, except through loans of portfolio securities and repurchase agreements, provided that for purposes of this restriction the acquisition of bonds, debentures or other debt instruments or interests therein and investment in government obligations, loan participations and assignments, short-term commercial paper, certificates of deposit and bankers’ acceptances shall not be deemed to be the making of a loan;

6.	Purchase securities of one or more issuers conducting their principal business activity in the same industry or group of industries, if immediately after such purchase the value of its investments in such industry would exceed 25% or more of its total assets provided that this restriction shall not apply to securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities; provided, however, that the Fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the Fund; or

In addition to the fundamental investment limitations specified above, the Fund is subject to the following non-fundamental limitations, which may be changed without shareholder approval, in compliance with applicable law and regulatory policy. The Fund may not:

1.	Acquire any illiquid asset if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid assets. An illiquid asset is any asset which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment.

The Fund may invest in securities issued by other investment companies within the limits prescribed by the 1940 Act. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations.

Securities held by the Fund generally may not be purchased from, sold or loaned to the Adviser or its affiliates or any of their directors, officers or employees, acting as principal, unless pursuant to a rule or exemptive order under the 1940 Act.

If a percentage restriction under one of the Fund’s investment policies or limitations or the use of assets is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation (except with respect to any restrictions that may apply to borrowings or senior securities issued by the Fund).

EXCHANGE LISTING AND TRADING

Shares are listed for trading and trade throughout the day on the Exchange.

There can be no assurance that the Fund will continue to meet the requirements of the Exchange necessary to maintain the listing of the Fund’s shares. The Exchange may, but is not required to, remove the shares of the Fund from listing if, among other things (i) following the initial 12-month period beginning upon the commencement of trading of the fund, there are fewer than 50 beneficial owners of the Fund’s shares; (ii) the Fund’s portfolio holdings are not made available to all market participants at the same time; (iii) the Fund has failed to file any filings required by the SEC or the Exchange is aware that the Fund is not in compliance with the conditions of any exemptive order or no-action relief granted by the SEC or its staff under the 1940 Act with respect to the Fund; (iv) the Exchange’s ongoing listing requirements are not continuously maintained; (v) any of the continuous listing representations for the issue of the Fund’s shares are not continuously met; or (vi) such other event shall occur or condition exists that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will remove the Fund’s shares from listing and trading upon termination of the Fund. The Exchange will remove the Fund’s shares from listing and trading upon termination of the Fund.

The Trust reserves the right to adjust the price levels of its shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.

As in the case of other stocks traded on the Exchange, broker’s commissions on transactions will be based on negotiated commission rates at customary levels.

MANAGEMENT OF THE TRUST

The business and affairs of the Trust are managed under the oversight of the Board, subject to the laws of the State of Delaware and the Trust’s organizational documents. The Trustees are responsible for deciding matters of overall policy and overseeing the actions of the Trust’s service providers. The officers of the Trust conduct and supervise the Trust’s daily business operations.

Trustees who are not deemed to be “interested persons” of the Trust (as defined in the 1940 Act) are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.” The Board is currently composed of five Independent Trustees and two Interested Trustees. The Board has selected Arnold M. Reichman, an Independent Trustee, to act as Chair. Mr. Reichman’s duties include presiding at meetings of the Board and interfacing with management to address significant issues that may arise between regularly scheduled Board and committee meetings. In the performance of his duties, Mr. Reichman will consult with the other Independent Trustees and the Trust’s officers and legal counsel, as appropriate. The Chair may perform other functions as requested by the Board from time to time.

The Board meets as often as necessary to discharge its responsibilities. Currently, the Board conducts regular, in-person meetings at least four times a year, and holds special in-person or telephonic meetings as necessary to address specific issues that require attention prior to the next regularly scheduled meeting. The Board also relies on professionals, such as the Trust’s independent registered public accounting firms and legal counsel, to assist the Trustees in performing their oversight responsibilities.

The Board has established seven standing committees — Audit, Contract, Executive, Nominating and Governance, Product Development, Regulatory Oversight, and Valuation Committees (each a “Committee” and together, the “Committees”). The Board may establish other committees, or nominate one or more Trustees to examine particular issues related to the Board’s oversight responsibilities, from time to time. Each Committee meets periodically to perform its delegated oversight functions and reports its findings and recommendations to the Board. For more information on the Committees, see the section entitled “Standing Committees.”

The Board has also established an Advisory Board whose members are not “interested persons” of the Trust (as defined in the 1940 Act) and who serve in a consultative capacity to the Board, providing non-binding advice to the Board regarding the oversight of the affairs of the Trust (each, an “Advisory Board Member”). An Advisory Board Member participates in Board discussions and reviews Board materials relating to the Funds, but is not a Trustee, has no power to vote on any matter presented to the Board, and has no power to act on behalf of or otherwise bind the Board, the Trustees or any committee of the Board. The Board appointed Eugene Podsiadlo as an Advisory Board Member effective October 1, 2025.

The Board has determined that the Trust’s leadership structure is appropriate because it allows the Board to effectively perform its oversight responsibilities.

Trustees, Advisory Board Members, and Executive Officers

The Trustees, advisory board members, and executive officers of the Trust, their ages, business addresses and principal occupations during the past five years are set forth in this section.

Name, Address, and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee*	Other Directorships Held by Trustee During the Past 5 Years
INDEPENDENT TRUSTEES
Gregory P. Chandler 615 East Michigan Street Milwaukee, WI 53202 Year of Birth: 1966	Trustee	June 2021 to present	Since 2020, Chief Financial Officer, HC Parent Corp. d/b/a Herspiegel Consulting LLC (life sciences consulting services); 2020, Chief Financial Officer, Avocado Systems Inc. (cyber security software provider); from 2009-2020, Chief Financial Officer, Emtec, Inc. (information technology consulting/services).	131	FS Energy and Power Fund (business development company); Wilmington Funds (12 portfolios) (registered investment company); Emtec, Inc. (until December 2019); FS Investments Corporation (business development company) (until December 2018).
Lisa A. Dolly 615 East Michigan Street Milwaukee, WI, 53202 Year of Birth: 1966	Trustee	October 2021 to present	From July 2019-December 2019, Chairman, Pershing LLC (broker dealer, clearing and custody firm); January 2016-June 2019, Chief Executive Officer, Pershing, LLC.	131	Allfunds Group PLC (United Kingdom wealthtech and fund distribution provider); Securities Industry and Financial Markets Association (trade association for broker dealers, investment banks and asset managers); Hightower Advisors (wealth management firm); Cohen & Steers, Inc. (global investment manager).
Nicholas A. Giordano 615 East Michigan Street Milwaukee, WI 53202 Year of Birth: 1943	Trustee	June 2021 to present	Since 1997, Consultant, financial services organizations.	131

IntriCon Corporation

(biomedical device

manufacturer) (until 2022); Wilmington Funds (12 portfolios) (registered investment company) (until 2023); Independence Blue Cross (healthcare insurance) (until March 2021).

Arnold M. Reichman 615 East Michigan Street Milwaukee, WI 53202 Year of Birth: 1948	Chair and Trustee	June 2021 to present	Retired.	131	EIP Investment Trust (registered investment company) (until August 2022).

Martha A. Tirinnanzi 615 East Michigan Street Milwaukee, WI 53202 Year of Birth: 1960	Trustee	January 2024 to present	Since 2014, Instructor, The Institute for Financial Markets; from 2013-2023, President and Chief Executive Officer, Financial Standards, Inc. (consulting firm); from 2020-2022, Adjunct Professor of Finance and Accounting, The Catholic University of America’s Busch School of Business.	131	Intercontinental Exchange, Inc. (“ICE”) (financial services company and operator of global exchanges and clearinghouses); ICE Mortgage Services, LLC (a subsidiary of ICE); ICE Mortgage Technology, Inc. (a subsidiary of ICE); Community Development Trust (real estate investment trust) (until May 2023).
INTERESTED TRUSTEES(2)
Robert Sablowsky 615 East Michigan Street Milwaukee, WI 53202 Year of Birth: 1938	Vice Chair and Trustee	June 2021 to present	Since 2002, Senior Director – Investments and, prior thereto, Executive Vice President, of Oppenheimer & Co., Inc. (a registered broker-dealer).	131	None.
Brian T. Shea 615 East Michigan Street Milwaukee, WI 53202 Year of Birth: 1960	Trustee	June 2021 to present	Retired.	131	Barclays PLC, Barclays Bank PLC and Barclays Execution Services Limited (financial services companies); Fidelity National Information Services, Inc. (financial services technology company) (until 2024).
DISINTERESTED ADVISORY BOARD MEMBERS(3)
Eugene Podsiadlo 615 East Michigan Street Milwaukee, WI 53202 Year of Birth: 1957	Advisory Board Member	October 2025 to present	Since 2023, Senior Advisor and Limited Partner, AI Capital, LLC; since 2020, Senior Advisor and Industry Council Member, Cross Creek Advisors; from February-June 2023, Executive Vice President of Clearbrook, LLC; from 2020-2022, Registered Securities Principal and Representative, March Capital.	N/A	Alpha Healthcare Acquisition Corp III (2021-2023); Esoterica Thematic Trust (2020-2021).
OFFICERS
Steven Plump 615 East Michigan Street Milwaukee, WI 53202 Year of Birth: 1959	President	August 2022 to present	From 2011 to 2021, Executive Vice President, PIMCO LLC.	N/A	N/A

Salvatore Faia, JD, CPA, CFE Vigilant Compliance, LLC Gateway Corporate Center, Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Year of Birth: 1962	Chief Compliance Officer	June 2021 to present	Since 2004, President, Vigilant Compliance, LLC (investment management services company); since 2005, Independent Trustee of EIP Investment Trust (registered investment company); since 2004, Chief Compliance Officer of The RBB Fund, Inc.; from 2009 to 2022, President of The RBB Fund, Inc.; from 2021 to 2022, President of The RBB Fund Trust.	N/A	N/A
James G. Shaw 615 East Michigan Street Milwaukee, WI 53202 Year of Birth: 1960	Chief Financial Officer and Secretary Chief Operating Officer	June 2021 to present August 2022 to present	Since 2022, Chief Operating Officer of The RBB Fund Inc.; since 2021; since 2016, Chief Financial Officer and Secretary of The RBB Fund Inc.	N/A	N/A
Craig A. Urciuoli 615 East Michigan Street Milwaukee, WI 53202 Year of Birth: 1974	Director of Marketing & Business Development	June 2021 to present	Since 2019, Director of Marketing & Business Development of The RBB Fund, Inc.	N/A	N/A
Thomas Reynolds 615 East Michigan Street Milwaukee, WI 53202 Year of Birth: 1960	Assistant Treasurer and Assistant Secretary	September 2024 to present	Since 2024, Assistant Treasurer & Assistant Secretary of The RBB Fund Trust; from 2023-2024, Vice President of Virtus Investment Partners; from 2020-2023, CFO of Stone Harbor Investment Partners LP.	N/A	N/A

Jennifer Witt 615 East Michigan Street Milwaukee, WI 53202 Year of Birth: 1982	Assistant Treasurer	June 2021 to present	Since 2020, Vice President, U.S. Bank Global Fund Services (fund administrative services firm).	N/A	N/A
Joshua Solin 615 East Michigan Street Milwaukee, WI 53202 Year of Birth: 1988	Assistant Treasurer	June 2021 to present	Since 2023, Assistant Vice President, U.S. Bank Global Fund Services (fund administrative services firm); from 2021 to 2023, Officer, U.S. Bank Global Fund Services.	N/A	N/A
Edward Paz 615 East Michigan Street Milwaukee, WI 53202 Year of Birth: 1971	Assistant Secretary	June 2021 to present	Since 2007, Vice President and Counsel, U.S. Bank Global Fund Services (fund administrative services firm).	N/A	N/A
Jillian L. Bosmann One Logan Square Ste. 2000 Philadelphia, PA 19103 Year of Birth: 1979	Assistant Secretary	June 2021 to present	Since 2017, Partner, Faegre Drinker Biddle & Reath LLP (law firm).	N/A	N/A

*	Each Trustee oversees 131 portfolios of the fund complex, consisting of the series in the Trust (30 portfolios) and in The RBB Fund, Inc. (101 portfolios).

(1)	Subject to the Trust’s Retirement Policy, each Trustee may continue to serve as a Trustee until the last day of the calendar year in which the applicable Trustee attains age 75 or until his or her successor is elected and qualified or his or her death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Trustee. The Board has approved waivers of the policy with respect to Messrs. Giordano, Reichman, and Sablowsky. Each officer holds office at the pleasure of the Board until the next special meeting of the Trust or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

(2)	Messrs. Sablowsky and Shea are considered “interested persons” of the Trust as that term is defined in the 1940 Act and are referred to as “Interested Trustees.” Mr. Sablowsky is considered an “Interested Trustee” of the Trust by virtue of his position as a senior officer of Oppenheimer & Co., Inc., a registered broker-dealer. Mr. Shea is considered an "Interested Trustee" of the Trust by virtue of his position on the Board of Barclays Bank plc, a multinational bank.

(3)	A Disinterested Advisory Board Member is an Advisory Board Member that is not an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.

Trustee Experience, Qualifications, Attributes and/or Skills

The information above includes each Trustee’s principal occupations during the last five years.  Each Trustee possesses extensive additional experience, skills and attributes relevant to his or her qualifications to serve as a Trustee.  The cumulative background of each Trustee led to the conclusion that each Trustee should serve as a Trustee of the Trust. Mr. Chandler has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the investment technology consulting/services and investment banking/brokerage industries, and also serves on various boards. Ms. Dolly has over three decades of experience in the financial services industry, and she has demonstrated her leadership and management abilities by serving in numerous senior executive-level positions. Mr. Giordano has years of experience as a consultant to financial services organizations and also serves on the boards of other registered investment companies. Mr. Reichman brings decades of investment management experience to the Board, in addition to senior executive-level management experience. Mr. Sablowsky has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the financial services industry. Mr. Shea has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the brokerage, clearing, banking and investment services industry, including service on the boards of public companies, industry regulatory organizations and a university. Ms. Tirinnanzi has over 20 years of strategic, regulatory and operational management experience in the financial and mortgage industries, including service on the boards of a public company and real estate investment trust, and brings to the Board her expertise regarding derivatives markets and related businesses.

Standing Committees

The responsibilities of each Committee of the Board and its members are described below.

Audit Committee. The Board has an Audit Committee comprised of three Independent Trustees. The current members of the Audit Committee are Ms. Tirinnanzi and Messrs. Chandler and Giordano. The Audit Committee, among other things, reviews results of the annual audit and approves the firm(s) to serve as independent auditors. The Audit Committee convened five times during the fiscal year ended August 31, 2025.

Contract Committee. The Board has a Contract Committee comprised of an Interested Trustee and two Independent Trustees. The current members of the Contract Committee are Mses. Dolly and Tirinnanzi and Mr. Sablowsky. The Contract Committee reviews and makes recommendations to the Board regarding the approval and continuation of agreements and plans of the Trust. The Contract Committee convened four times during the fiscal year ended August 31, 2025.

Executive Committee. The Board has an Executive Committee comprised of an Interested Trustee and three Independent Trustees. The current members of the Executive Committee are Messrs. Chandler, Giordano, Reichman and Sablowsky. The Executive Committee may generally carry on and manage the business of the Trust when the Board is not in session. The Executive Committee convened one time during the fiscal year ended August 31, 2025.

Nominating and Governance Committee. The Board has a Nominating and Governance Committee comprised of three Independent Trustees. The current members of the Nominating and Governance Committee are Messrs. Chandler, Giordano and Reichman. The Nominating and Governance Committee recommends to the Board all persons to be nominated as Trustees of the Trust. The Nominating and Governance Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the Committee care of the Trust’s Secretary. The Nominating and Governance Committee convened four times during the fiscal year ended August 31, 2025.

Product Development Committee. The Board has a Product Development Committee comprised of the Interested Trustees and two Independent Trustees. The current members of the Product Development Committee are Messrs. Chandler, Reichman, Sablowsky and Shea. The Product Development Committee oversees the process regarding the addition of new investment advisers and investment products to the Trust. The Product Development Committee met five times during the fiscal year ended August 31, 2025.

Regulatory Oversight Committee. The Board has a Regulatory Oversight Committee comprised of the Interested Trustees and two Independent Trustees. The current members of the Regulatory Oversight Committee are Ms. Dolly and Messrs. Reichman, Sablowsky, and Shea. The Regulatory Oversight Committee monitors regulatory developments in the mutual fund industry and focuses on various regulatory aspects of the operation of the Trust. The Regulatory Oversight Committee met four times during the fiscal year ended August 31, 2025.

Valuation Committee. The Board has a Valuation Committee comprised of the Interested Trustees and two officers of the Trust. The members of the Valuation Committee are Messrs. Faia, Sablowsky, Shea and Shaw. The Valuation Committee is responsible for reviewing fair value determinations. The Valuation Committee met four times during the fiscal year ended August 31, 2025.

Risk Oversight

The Board performs its risk oversight function for the Trust through a combination of (1) direct oversight by the Board as a whole and Board committees and (2) indirect oversight through the Trust’s investment advisers and other service providers, Trust officers and the Trust’s Chief Compliance Officer (“CCO”).  The Trust is subject to a number of risks, including but not limited to investment risk, compliance risk, operational risk, reputational risk, credit risk and counterparty risk.  Day-to-day risk management with respect to the Trust is the responsibility of the Trust’s investment advisers or other service providers (depending on the nature of the risk) that carry out the Trust’s investment management and business affairs.  Each of the investment advisers and the other service providers have their own independent interest in risk management and their policies and methods of risk management will depend on their functions and business models and may differ from the Trust’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls.

The Board provides risk oversight by receiving and reviewing on a regular basis reports from the Trust’s investment advisers or other service providers, receiving and approving compliance policies and procedures, periodic meetings with the Trust’s portfolio managers to review investment policies, strategies and risks, and meeting regularly with the Trust’s CCO to discuss compliance reports, findings and issues.  The Board also relies on the Trust’s investment advisers and other service providers, with respect to the day-to-day activities of the Trust, to create and maintain procedures and controls to minimize risk and the likelihood of adverse effects on the Trust’s business and reputation.

Board oversight of risk management is also provided by various Board Committees.  For example, the Audit Committee meets with the Trust’s independent registered public accounting firms to ensure that the Trust’s respective audit scopes include risk-based considerations as to the Trust’s financial position and operations.

The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.  The Board’s oversight role does not make the Board a guarantor of the Trust’s investments or activities.

Trustee and Advisory Board Member Ownership of Shares of the Trust

The following table sets forth the dollar range of equity securities beneficially owned by each Trustee and Advisory Board Member in the Fund and in all of the portfolios of the Trust and The RBB Fund, Inc. (together, the “Fund Complex”) (which for each Trustee comprise all registered investment companies within the Trust’s family of investment companies overseen by him or her), as of December 31, 2025, including amounts through the deferred compensation plan:

Name of Trustee	Dollar Range of Equity Securities in the Fund(1)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee within the Family of Investment Companies
Independent Trustees
Gregory P. Chandler	None	Over $100,000
Lisa A. Dolly	None	None
Nicholas A. Giordano	None	$50,001-$100,000
Arnold M. Reichman	None	Over $100,000
Martha A. Tirinnanzi	None	Over $100,000
Interested Trustees
Robert Sablowsky	None	Over $100,000
Brian T. Shea	None	$10,001-$50,000
Disinterested Advisory Board Members
Eugene Podsiadlo(2)	None	$10,001-$50,000

(1)	The Fund had not commenced operations prior to the date of this SAI.
(2)	Mr. Podsiadlo is not a Trustee. He was appointed as an Advisory Board Member effective October 1, 2025.

Trustees’, Advisory Board Members’ and Officers’ Compensation

Effective January 1, 2026, the Fund Complex, based on an allocation formula, pays each Trustee and Advisory Board Member a retainer at the rate of $265,000 annually, $15,000 for each regular meeting of the Board attended in-person; $6,000 for each Regulatory Oversight Committee meeting attended in-person; $5,000 for each other committee (excluding the Regulatory Oversight Committee) meeting attended in-person; $9,000 and $6,500, respectively, for each special in-person or telephonic Board meeting that lasts longer than 30 minutes; $4,000 for each special committee meeting that lasts longer than 30 minutes; $3,000 for each special Board or committee meeting that lasts less than 30 minutes. The Chair of the Audit Committee and Chair of the Regulatory Oversight Committee each receives an additional fee of $50,000 for their services. The Chair of the Contract Committee and the Chair of the Nominating and Governance Committee each receives an additional fee of $40,000 per year for their services. The Vice Chair of the Regulatory Oversight Committee receives an additional fee of $25,000 for his services. The Chair of the Board receives an additional fee of $125,000 per year for his services in this capacity and the Vice Chair of the Board receives an additional fee of $50,000 per year for his services in this capacity.

From January 1, 2025 through December 31, 2025, the Fund Complex, based on an allocation formula, paid each Trustee and Advisory Board Member a retainer at the rate of $225,000 annually, $15,000 for each regular meeting of the Board attended in-person; $6,000 for each Regulatory Oversight Committee meeting attended in-person; $5,000 for each other committee (excluding the Regulatory Oversight Committee) meeting attended in-person; $9,000 and $6,500, respectively, for each special in-person or telephonic Board meeting that lasts longer than 30 minutes; $4,000 for each special committee meeting that lasts longer than 30 minutes; $3,000 for each special Board or committee meeting that lasts less than 30 minutes. The Chair of the Audit Committee and Chair of the Regulatory Oversight Committee each received an additional fee of $50,000 for their services. The Chair of the Contract Committee and the Chair of the Nominating and Governance Committee each received an additional fee of $40,000 per year for their services. The Vice Chair of the Regulatory Oversight Committee received an additional fee of $25,000 for his services. The Chair of the Board received an additional fee of $125,000 per year for his services in this capacity and the Vice Chair of the Board receives an additional fee of $50,000 per year for his services in this capacity.

From January 1, 2024 through December 31, 2024, the Fund Complex, based on an allocation formula, paid each Trustee a retainer at the rate of $175,000 annually, $13,500 for each regular meeting of the Board attended in-person; $5,000 for each Regulatory Oversight Committee meeting attended in-person; $4,000 for each other committee (excluding the Regulatory Oversight Committee) meeting attended in-person; $7,500 and $5,000, respectively, for each special in-person or telephonic Board meeting that lasts longer than 30 minutes; $3,000 for each special committee meeting that lasts longer than 30 minutes; $2,000 for each special Board or committee meeting that lasts less than 30 minutes. The Chair of the Audit Committee and Chair of the Regulatory Oversight Committee each received an additional fee of $35,000 for their services. The Chair of the Contract Committee and the Chair of the Nominating and Governance Committee each received an additional fee of $25,000 per year for their services. The Vice Chair of the Regulatory Oversight Committee received an additional fee of $15,000 for his services. The Chair of the Board received an additional fee of $100,000 per year for his services in this capacity and the Vice Chair of the Board received an additional fee of $40,000 per year for his services in this capacity.

Trustees are reimbursed for any reasonable out-of-pocket expenses incurred in attending meetings of the Board or any committee thereof. An employee of Vigilant Compliance, LLC serves as CCO of the Trust. Vigilant Compliance, LLC is compensated for the services provided to the Trust, and such compensation is determined by the Board. For the fiscal year ended August 31, 2025, Vigilant Compliance, LLC received $1,060,000 in the aggregate from all series of the Trust and The RBB Fund, Inc. (together, “Fund Complex”) for its services. For the fiscal year ended August 31, 2025, Vigilant Compliance, LLC did not receive any fees from the Fund because the Fund had not commenced operations prior to the date of this SAI. Employees of the Trust serve as President, Chief Financial Officer, Chief Operating Officer, Secretary, Director of Marketing & Business Development, Assistant Treasurer and Assistant Secretary, and are compensated for services provided. For the fiscal year ended August 31, 2025, each of the following members of the Board and the President, Chief Financial Officer, Chief Operating Officer, Secretary, Director of Marketing & Business Development, Assistant Treasurer and Assistant Secretary received compensation from the Fund and the Fund Complex in the following amounts:

Name of Trustee/Officer	Aggregate Compensation from the Fund(1)	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual benefits Upon Retirement	Total Compensation From Fund Complex Paid to Trustees or Officers
Independent Trustees:
Gregory P. Chandler, Trustee	$0	N/A	N/A	$406,250
Lisa A. Dolly, Trustee	$0	N/A	N/A	$363,750
Nicholas A. Giordano, Trustee	$0	N/A	N/A	$369,250
Arnold M. Reichman, Trustee and Chair	$0	N/A	N/A	$476,750
Robert A. Straniere, Trustee(2)	$0	N/A	N/A	$101,250
Martha A. Tirinnanzi, Trustee	$0	N/A	N/A	$336,000
Interested Trustees:
Robert Sablowsky, Trustee and Vice Chair	$0	N/A	N/A	$466,750
Brian T. Shea, Trustee	$0	N/A	N/A	$380,500
Disinterested Advisory Board Members:
Eugene Podsiadlo(3)	$0	N/A	N/A	$0
Officers:
Steven Plump, President	$0	N/A	N/A	$424,750
James G. Shaw, Chief Financial Officer, Chief Operating Officer and Secretary	$0	N/A	N/A	$546,000
Craig Urciuoli, Director of Marketing & Business Development	$0	N/A	N/A	$434,750
Thomas Reynolds, Assistant Treasurer and Assistant Secretary	$0	N/A	N/A	$200,000

(1) The Fund had not commenced operations prior to the date of this SAI.

(2) Mr. Straniere retired from his role as a Trustee effective January 2025.

(3) Mr. Podsiadlo began serving as an Advisory Board Member effective October 1, 2025.

Each compensated Trustee is entitled to participate in the Trust’s deferred compensation plan (the “DC Plan”). Under the DC Plan, a compensated Trustee may elect to defer all or a portion of his or her compensation and have the deferred compensation treated as if it had been invested by the Trustee in shares of one or more of the portfolios of the Fund Complex. The amount paid to the Trustees under the DC Plan will be determined based upon the performance of such investments.

As of December 31, 2025, the Independent Trustees and their respective immediate family members (spouse or dependent children) did not own beneficially or of record any securities of the Trust’s investment advisers or distributor, or of any person directly or indirectly controlling, controlled by, or under common control with the investment advisers or distributor.

Trustee Emeritus Program

The Board has created a position of Trustee Emeritus, whereby an incumbent Trustee who has attained at least the age of 75 and completed a minimum of fifteen years of service as a Trustee or as a director of The RBB Fund, Inc., may, in the sole discretion of the Nominating and Governance Committee of the Trust (the “NGC”), be recommended to the full Board to serve as Trustee Emeritus.

A Trustee Emeritus that has been approved as such receives an annual fee in an amount equal to up to 50% of the annual base compensation paid to a Trustee. Effective January 1, 2026, a Trustee Emeritus can receive an annual fee in an amount up to 50% of the annual base compensation paid to a Trustee in effect at the time such Trustee Emeritus was first appointed Trustee Emeritus. Compensation will be determined annually by the NGC and the Board with respect to each Trustee Emeritus. In addition, a Trustee Emeritus will be reimbursed for certain expenses incurred in connection with their service, including expenses of travel and lodging incurred in attendance at Board/Committee meetings. A Trustee Emeritus will continue to receive relevant materials concerning the Fund and will be available to consult with the Trustees at reasonable times as requested. However, a Trustee Emeritus does not have any voting rights at Board meetings and is not subject to election by shareholders of the Fund.

A Trustee Emeritus will be permitted to serve in such capacity from year to year at the pleasure of the NGC and the Board for up to three years. Effective February 2024, Julian Brodsky serves as a Trustee Emeritus of the Trust. Effective January 2025, Robert Straniere serves as a Trustee Emeritus of the Trust.

For the fiscal year ended August 31, 2025, Messrs. Brodsky and Straniere received compensation for their roles as a Trustee Emeritus in the following amounts:

	Aggregate Compensation from the Fund(1)	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund Complex
Julian Brodsky	$0	N/A	N/A	$106,250
Robert Straniere	$0	N/A	N/A	$84,375

(1) The Fund had not commenced operations prior to the date of this SAI.

CODE OF ETHICS

The Trust, Adviser, and Sub-Adviser have each adopted a code of ethics (“Code of Ethics”) pursuant to Rule 17j-1 under the 1940 Act, which governs personal securities trading by their respective personnel. Each Code of Ethics permits such individuals to purchase and sell securities, including securities that are purchased, sold, or held by the Fund, but only subject to certain conditions designed to ensure that purchases and sales by such individuals do not adversely affect the Fund’s investment activities.

PRINCIPAL HOLDERS

Any person owning, directly or indirectly, more than 25% of the outstanding shares of the Fund is presumed to control the Fund. Principal holders are persons who own 5% or more of the outstanding shares of the Fund. No principal shareholder information is provided for the Fund because the Fund had not commenced operations prior to the date of this SAI.

Because the Fund had not commenced operations prior to the date of this SAI, the Trustees and officers of the Trust as a group owned none of the outstanding shares of the Fund.

INVESTMENT ADVISORY AGREEMENT

Investment Advisory Agreement

M.D. Sass, LLC, located at 55 West 46th Street, Suite 2801, New York, New York 10036, serves as the investment adviser to the Fund. The Adviser is registered with the SEC as an investment adviser and offers a variety of investment management services. The Adviser is controlled by Martin Sass.

The Adviser provides investment advisory services to the Fund pursuant to the terms of an Investment Advisory Agreement (the “Advisory Agreement”) between the Trust and the Adviser. After the initial two year-term, the Advisory Agreement may be continued in effect from year to year with the approval of (1) the Board or (2) vote of a majority (as defined by the 1940 Act) of the outstanding voting securities of the Fund, provided that in either event the continuance must also be approved by a majority of the Independent Trustees by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement terminates automatically in the event of its assignment, as defined in the 1940 Act and the rules thereunder.

Subject to the supervision of the Board, the Adviser will provide for the overall management of the Fund including (i) the provision of a continuous investment program for the Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents, (ii) the determination from time to time of the securities and other investments to be purchased, retained, or sold by the Fund, and (iii) the placement from time to time of orders for all purchases and sales of securities and other investments made for the Fund. The Adviser will provide the services rendered by it in accordance with the Fund’s investment objective, restrictions and policies as stated in the Prospectus and in this SAI. The Adviser will not be liable for any error of judgment, mistake of law, or for any loss suffered by the Fund in connection with the performance of the Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard of its obligations and duties under the Advisory Agreement.

Under the terms of the Advisory Agreement, the Fund compensates the Adviser for its services at the annual rate of 0.75% of its average annual net assets, payable on a monthly basis in arrears.

No advisory fee information is provided since the Fund had not commenced operations prior to the date of this SAI.

Investment Sub-Advisory Agreement

The Trust and the Adviser submitted an application with the SEC for an exemptive order with respect to each Fund that would permit the Adviser to engage or terminate a sub-adviser, and to enter into and materially amend an existing sub-advisory agreement, upon the approval of the Board, without obtaining shareholder approval. This requested exemptive relief has been approved by the Board and each Fund’s initial shareholder. Consequently, if approved by the SEC, under the exemptive order, the Adviser would have the right to hire, terminate and replace sub-advisers when the Board and the Adviser feel that a change would benefit the applicable Fund. The exemptive order is expected to enable each Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approval of sub-advisory agreements. There is no guarantee that the SEC will grant the requested exemptive order.

Tidal Investments LLC, a Delaware limited liability company located at 234 West Florida Street, Suite 203, Milwaukee, Wisconsin 53204, serves as the investment sub-adviser to the Fund. The Sub-Adviser is owned by entities controlled by Guillermo Trias.

The Sub-Adviser is responsible for trading portfolio securities for the Fund, including the purchase, retention and disposition of the securities and other assets of the Fund entrusted to it under the Sub-Advisory Agreement (the “Sub-Advisory Agreement”). After the initial two year-term, the Sub-Advisory Agreement may be continued in effect from year to year with the (1) annual approval of the Trust’s board of trustees or (2) vote of a majority (as defined by the 1940 Act) of the outstanding voting securities of the Fund, provided that in either event the continuance must also be approved by a majority of the Independent Trustees by vote at a meeting called for the purpose of voting on such approval. The Sub-Advisory Agreement terminates automatically in the event of its assignment, as defined in the 1940 Act and the rules thereunder.

For its services, the Sub-Adviser is entitled to a fee from the Adviser.

The Sub-Advisory Agreement provides that the Sub-Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of its respective duties. The Adviser and the Sub-Adviser each agree to indemnify the other against any claim against, loss or liability to such other party (including reasonable attorneys’ fees) arising out of any action on the part of the indemnifying party which constitutes willful misfeasance, bad faith, or gross negligence in the performance of duties under the Sub-Advisory Agreement, or reckless disregard of the obligations and duties under the Sub-Advisory Agreement.

PORTFOLIO MANAGERS

This section includes information about the Fund’s portfolio managers, including information about other accounts managed, the dollar range of Fund shares owned, and how the portfolio manager is compensated.

The Adviser

Description of Compensation. Each portfolio manager is compensated for his or her services by the Adviser. Such compensation for the portfolio managers consists of a fixed salary and participation in incentive compensation plans designed to reward them for the short and long term performance of client portfolios and growth in these portfolios due to both investment results and a high level of client services. Mr. Martin Sass is the controlling member of the Adviser. As such, his compensation consists of a fixed salary and participation in distributions made by the Adviser to its members.

Other Accounts.  In addition to the Fund, the portfolio managers listed below are responsible for the day-to-day management of certain other accounts. Craig Barney, William Chiappone, Eric Ward and Shimeng Yu did not manage any other accounts. The information below is provided as of December 31, 2025.

Portfolio Manager	Total Accounts		Accounts With Performance-Based Fees
	Number	Assets	Number	Assets
Ari Sass
Registered Investment Companies	1	$17 million	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	57	$2.3 billion	2	$435 million

Martin Sass
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	1	$92 million	0	$0
Other Accounts	4	$13 million	0	$0

Conflict of Interest. The Portfolio Managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with the management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have similar investment objectives as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the Portfolio Managers could favor one account over another. Another potential conflict could include the Portfolio Managers’ knowledge about the size, timing and possible market impact of Fund trades, whereby the Portfolio Managers could use this information to the advantage of other accounts and to the disadvantage of the Fund. However, the Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

Securities Ownership. The portfolio managers did not own any shares of the Fund as no shares of the Fund were outstanding prior to the date of this SAI.

UNDERWRITER

The Trust has entered into a distribution agreement (the “Distribution Agreement”) with Quasar Distributors, LLC (the “Distributor”), a wholly-owned subsidiary of Foreside Financial Group, LLC (d/b/a ACA Group), located at 190 Middle Street, Suite 301, Portland, Maine 04101, pursuant to which the Distributor acts as the Fund’s principal underwriter and distributes shares. Shares are continuously offered for sale by the Distributor only in Creation Units. Each Creation Unit is generally made up of at least 5,000 shares. The Distributor will not distribute Shares in amounts less than a Creation Unit.

Under the Distribution Agreement, the Distributor, as agent for the Trust, will receive orders for the purchase and redemption of Creation Units, provided that any subscriptions and orders will not be binding on the Trust until accepted by the Trust. The Distributor will deliver prospectuses and, upon request, Statements of Additional Information to persons purchasing Creation Units and will maintain records of orders placed with it. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and a member of the Financial Industry Regulatory Authority (“FINRA”).

The Distributor may also enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Units of shares. Such Soliciting Dealers may also be Authorized Participants (as discussed in “Procedures for Purchase of Creation Units” below) or Depository Trust Company (“DTC”) Participants.

The Distribution Agreement has an initial term of up to two years and will continue in effect only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Fund’s outstanding voting securities and, in either case, by a majority of the Independent Trustees. The Distribution Agreement is terminable without penalty by the Trust, on behalf of the Fund, on 60 days’ written notice when authorized either by a majority vote of the Fund’s shareholders or by vote of a majority of the Board, including a majority of the Independent Trustees of the Trust, or by the Distributor on 60 days’ written notice, and will automatically terminate in the event of its “assignment,” as defined in the 1940 Act.

PURCHASE AND REDEMPTION OF CREATION UNITS

Purchase and Issuance of Creation Units

The Trust issues and sells shares of the Fund only: (i) in Creation Units on a continuous basis through the Distributor, without a sales load (but subject to transaction fees), at their NAV next determined after receipt of an order, on any Business Day, in proper form pursuant to the terms of the Authorized Participant Agreement (“Participant Agreement”); or (ii) pursuant to the Dividend Reinvestment Service (defined below). The NAV of the Fund’s shares is calculated each business day as of the close of regular trading on the Exchange, generally 4:00 p.m., Eastern Time. The Fund will not issue fractional Creation Units. A Business Day is any day on which the Exchange is open for business.

FUND DEPOSIT.  The consideration for purchase of a Creation Unit of the Fund generally consists of the in-kind deposit of a designated portfolio of securities (the “Deposit Securities”) per each Creation Unit, plus the Cash Component (defined below), computed as described below. Notwithstanding the foregoing, the Trust reserves the right to permit or require the substitution of a “cash in lieu” amount (“Deposit Cash”) to be added to the Cash Component to replace any Deposit Security. When accepting purchases of Creation Units for all or a portion of Deposit Cash, the Fund may incur additional costs associated with the acquisition of Deposit Securities that would otherwise be provided by an in-kind purchaser. These additional costs associated with the acquisition of Deposit Securities (“Non-Standard Charges”) may be recoverable from the purchaser of creation units.

Together, the Deposit Securities or Deposit Cash, as applicable, and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of the Fund. The “Cash Component” is an amount equal to the difference between the NAV of the Fund’s shares (per Creation Unit) and the market value of the Deposit Securities or Deposit Cash, as applicable. If the Cash Component is a positive number (i.e., the NAV per Creation Unit exceeds the market value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component will be such positive amount. If the Cash Component is a negative number (i.e., the NAV per Creation Unit is less than the market value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such negative amount and the creator will be entitled to receive cash in an amount equal to the Cash Component. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit and the market value of the Deposit Securities or Deposit Cash, as applicable. Computation of the Cash Component excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, if applicable, which will be the sole responsibility of the Authorized Participant (as defined below).

The Fund, through National Securities Clearing Corporation (“NSCC”), makes available on each Business Day, immediately prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time), the list of the names and the required number of shares of each Deposit Security or the required amount of Deposit Cash, as applicable, to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for the Fund. Such Fund Deposit is subject to any applicable adjustments as described below, in order to effect purchases of Creation Units of the Fund until such time as the next-announced composition of the Deposit Securities or the required amount of Deposit Cash, as applicable, is made available.

The identity and number of shares of the Deposit Securities or the amount of Deposit Cash, as applicable, required for the Fund Deposit for the Fund changes from time to time as rebalancing adjustments and corporate action events are reflected by the Adviser. The composition of the Deposit Securities will change in response to adjustments to the weighting or composition of the securities constituting the Fund’s portfolio.

The Trust reserves the right to permit or require the substitution of an amount of cash (i.e., a “cash in lieu” amount) to replace any Deposit Security, which will be added to the Deposit Cash, if applicable, and the Cash Component, including, without limitation, in situations where the Deposit Security: (i) may not be available in sufficient quantity for delivery; (ii) may not be eligible for transfer through the systems of DTC for corporate securities and municipal securities; (iii) may not be eligible for trading by an Authorized Participant (as defined below) or the investor for which it is acting; (iv) would be restricted under the securities laws or where the delivery of the Deposit Security to the Authorized Participant would result in the disposition of the Deposit Security by the Authorized Participant becoming restricted under the securities laws; or (v) in certain other situations (collectively, “custom orders”).

CASH PURCHASE METHOD.  The Trust may at its discretion permit full or partial cash purchases of Creation Units of the Fund in instances permitted by the exemptive relief the Adviser is relying on in offering the Fund. When full or partial cash purchases of Creation Units are available or specified for the Fund, they will be effected in essentially the same manner as in-kind purchases thereof. In the case of a full or partial cash purchase, the Authorized Participant must pay the cash equivalent of the Deposit Securities it would otherwise be required to provide through an in-kind purchase, plus the same Cash Component required to be paid by an in-kind purchaser together with a Creation Transaction Fee and Non-Standard Charges, as may be applicable.

PROCEDURES FOR PURCHASE OF CREATION UNITS.  To be eligible to place orders with the Distributor to purchase a Creation Unit of the Fund, an entity must be (i) a “Participating Party”, i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC; or (ii) a DTC Participant. In addition, each Participating Party or DTC Participant (each, an “Authorized Participant” or “AP”) must execute a Participant Agreement that has been agreed to by the Distributor, and that has been accepted by U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Transfer Agent” or “Fund Services”) and the Trust, with respect to purchases and redemptions of Creation Units. Each AP will agree, pursuant to the terms of a Participant Agreement, on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that it will pay to the Trust an amount of cash sufficient to pay the Cash Component together with the Creation Transaction Fee (defined below) and any other applicable fees and taxes. The Adviser may retain all or a portion of the Transaction Fee to the extent the Adviser bears the expenses that otherwise would be borne by the Trust in connection with the purchase of a Creation Unit, which the Transaction Fee is designed to cover.

All orders to purchase shares directly from the Fund must be placed for one or more Creation Units in the manner set forth in the Participant Agreement (the “Cut-Off Time”). The date on which an order to purchase Creation Units (or an order to redeem Creation Units, as set forth below) is received and accepted is referred to as the “Order Placement Date.”

An AP may require an investor to make certain representations or enter into agreements with respect to the order (e.g., to provide for payments of cash, when required). Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to purchase shares directly from the Fund in Creation Units have to be placed by the investor’s broker through an AP that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement and only a small number of such APs may have international capabilities.

On days when the Exchange closes earlier than normal, the Fund may require orders to create Creation Units to be placed earlier in the day. In addition, if a market or markets on which the Fund’s investments are primarily traded is closed on any day, the Fund will not accept orders on such day. Orders must be transmitted by an AP by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement and in accordance with the AP Handbook. With respect to the Fund, the Distributor will notify the Custodian of such order. The Custodian will then provide such information to the appropriate local sub-custodian(s). Those placing orders through an AP should allow sufficient time to permit proper submission of the purchase order to the Distributor by the Cut-Off Time on the Business Day on which the order is placed. Economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Distributor or an AP.

Fund Deposits must be delivered by an AP through the Federal Reserve System (for cash) or through DTC (for corporate securities), through a subcustody agent (for foreign securities) and/or through such other arrangements allowed by the Trust or its agents. With respect to foreign Deposit Securities, the Custodian will cause the subcustodian of such Fund to maintain an account into which the AP will deliver, on behalf of itself or the party on whose behalf it is acting, such Deposit Securities (or Deposit Cash for all or a part of such securities, as permitted or required), with any appropriate adjustments as advised by the Trust. Foreign Deposit Securities must be delivered to an account maintained at the applicable local subcustodian. The Fund Deposit transfer must be ordered by the AP in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities or Deposit Cash, as applicable, to the account of the Fund or its agents by no later than the settlement date. All questions as to the number of Deposit Securities or Deposit Cash to be delivered, as applicable, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities or cash, as applicable, will be determined by the Trust, whose determination will be final and binding. The amount of cash represented by the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than the settlement date. If the Cash Component and the Deposit Securities or Deposit Cash, as applicable, are not received in a timely manner by the settlement date, the creation order may be cancelled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using the Fund Deposit as newly constituted to reflect the then current NAV of the Fund.

The order will be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to the Cut-Off Time and the federal funds in the appropriate amount are deposited by 2:00 p.m., Eastern time, with the Custodian on the settlement date. If the order is not placed in proper form as required, or federal funds in the appropriate amount are not received by 2:00 p.m., Eastern time on the settlement date, then the order may be deemed to be rejected and the AP will be liable to the Fund for losses, if any, resulting therefrom. A creation request is considered to be in “proper form” if all procedures set forth in the Participant Agreement, AP Handbook and this SAI are properly followed.

ISSUANCE OF A CREATION UNIT.  Except as provided herein, Creation Units will not be issued until the transfer of good title to the Trust of the Deposit Securities or payment of Deposit Cash, as applicable, and the payment of the Cash Component have been completed. When the subcustodian has confirmed to the Custodian that the required Deposit Securities (or the cash value thereof) have been delivered to the account of the relevant subcustodian or subcustodians, the Distributor and the Adviser will be notified of such delivery, and the Trust will issue and cause the delivery of the Creation Units. The delivery of Creation Units so created generally will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor. However, the Fund reserves the right to settle Creation Unit transactions on a basis other than the third Business Day following the day on which the purchase order is deemed received by the Distributor in order to accommodate foreign market holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates (that is the last day the holder of a security can sell the security and still receive dividends payable on the security), and in certain other circumstances. The AP will be liable to the Fund for losses, if any, resulting from unsettled orders.

Creation Units may be purchased in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the shares on the date the order is placed in proper form since in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) an additional amount of cash equal to a percentage of the market value as set forth in the Participant Agreement, of the undelivered Deposit Securities (the “Additional Cash Deposit”), which will be maintained in a separate non-interest bearing collateral account. An additional amount of cash will be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to the applicable percentage, as set forth in the Participant Agreement, of the daily marked to market value of the missing Deposit Securities. The Participant Agreement will permit the Trust to buy the missing Deposit Securities at any time. APs will be liable to the Trust for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. In addition, a Transaction Fee as set forth below under “Creation Transaction Fee” will be charged in all cases, unless otherwise advised by the Fund, and Non- Standard Charges may also apply. The delivery of Creation Units so created generally will occur no later than the settlement date.

ACCEPTANCE OF ORDERS OF CREATION UNITS. The Trust reserves the right to reject an order for Creation Units transmitted to it by the Distributor in respect of the Fund including, without limitation, if (a) the order is not in proper form; (b) the Deposit Securities or Deposit Cash, as applicable, delivered by the Participant are not as disseminated through the facilities of the NSCC for that date by the Custodian; (c) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (d) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; or (e) the acceptance or receipt of the order for a Creation Unit would, in the opinion of counsel to the Trust, be unlawful.

CREATION TRANSACTION FEE.  A purchase (i.e., creation) transaction fee is imposed for the transfer and other transaction costs associated with the purchase of Creation Units, and investors will be required to pay a Creation Transaction Fee regardless of the number of Creation Units created in the transaction. The Fund may adjust the creation transaction fee from time to time based upon actual experience. In addition, the Fund may impose a Non-Standard Charge of up to 2% of the value of the creation transactions for cash creations, non- standard orders, or partial cash purchases for the Fund. The Fund may adjust the Non-Standard Charge from time to time based upon actual experience. Investors who use the services of an AP, broker or other such intermediary may be charged a fee for such services, which may include an amount for the Creation Transaction Fee and Non-Standard Charges. Investors are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust. The Adviser may retain all or a portion of the Transaction Fee to the extent the Adviser bears the expenses that otherwise would be borne by the Trust in connection with the purchase of a Creation Unit, which the Transaction Fee is designed to cover. The standard Creation Transaction Fee for the Fund is $300.

RISKS OF PURCHASING CREATION UNITS.  There are certain legal risks unique to investors purchasing Creation Units directly from the Fund. Because the Fund’s shares may be issued on an ongoing basis, a “distribution” of shares could be occurring at any time. Certain activities that a shareholder performs as a dealer could, depending on the circumstances, result in the shareholder being deemed a participant in the distribution in a manner that could render the shareholder a statutory underwriter and subject to the prospectus delivery and liability provisions of the Securities Act. For example, a shareholder could be deemed a statutory underwriter if it purchases Creation Units from the Fund, breaks them down into the constituent shares, and sells those shares directly to customers, or if a shareholder chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary-market demand for shares. Whether a person is an underwriter depends upon all of the facts and circumstances pertaining to that person’s activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause a shareholder to be deemed an underwriter.

Dealers who are not “underwriters” but are participating in a distribution (as opposed to engaging in ordinary secondary-market transactions), and thus dealing with the Fund’s shares as part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3)(C) of the Securities Act.

Redemption of Creation Units

Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Fund through the Transfer Agent and only on a Business Day. EXCEPT UPON LIQUIDATION OF THE FUND, THE TRUST WILL NOT REDEEM SHARES IN AMOUNTS LESS THAN CREATION UNITS. Investors must accumulate enough shares in the secondary market to constitute a Creation Unit in order to have such shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a redeemable Creation Unit.

With respect to the Fund, the Custodian, through the NSCC, makes available immediately prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time) on each Business Day, the list of the names and share quantities of the Fund’s portfolio securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Fund Securities”). Fund Securities received on redemption may not be identical to Deposit Securities.

Redemption proceeds for a Creation Unit are paid either in-kind or in cash, or combination thereof, as determined by the Trust. With respect to in-kind redemptions of the Fund, redemption proceeds for a Creation Unit will consist of Fund Securities -- as announced by the Custodian on the Business Day of the request for redemption received in proper form -- plus cash in an amount equal to the difference between the NAV of the shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less any fixed redemption transaction fee as set forth below and any Non-Standard Charges. If the Fund Securities have a value greater than the NAV of the shares, a compensating cash payment equal to the differential is required to be made by or through an AP by the redeeming shareholder. Notwithstanding the foregoing, at the Trust’s discretion, an AP may receive the corresponding cash value of the securities in lieu of the in-kind securities value representing one or more Fund Securities.

CASH REDEMPTION METHOD. Although the Trust does not ordinarily permit full or partial cash redemptions of Creation Units of the Fund, when full or partial cash redemptions of Creation Units are available or specified for the Fund, they will be effected in essentially the same manner as in-kind redemptions thereof. In the case of full or partial cash redemptions, the AP will receive the cash equivalent of the Fund Securities it would otherwise receive through an in-kind redemption, plus the same Cash Amount to be paid to an in-kind redeemer. The Fund may incur costs such as brokerage costs or taxable gains or losses that the Fund might not have incurred if the redemption had been made in-kind. These costs may decrease the Fund’s NAV to the extent that the costs are not offset by a transaction fee payable by an AP. Shareholders may be subject to tax on gains they would not otherwise have been subject to and/or at an earlier date than if the Fund had effected redemptions wholly on an in-kind basis.

REDEMPTION TRANSACTION FEES. A redemption transaction fee may be imposed for the transfer and other transaction costs associated with the redemption of Creation Units, and APs will be required to pay a Redemption Transaction Fee regardless of the number of Creation Units created in the transaction. The redemption transaction fee is the same no matter how many Creation Units are being redeemed pursuant to any one redemption request. The Fund may adjust the redemption transaction fee from time to time based upon actual experience. In addition, the Fund may impose a Non-Standard Charge of up to 2% of the value of a redemption transaction for cash redemptions, non-standard orders, or partial cash redemptions for the Fund. Investors who use the services of an AP, broker or other such intermediary may be charged a fee for such services which may include an amount for the Redemption Transaction Fees and Non-Standard Charges. Investors are responsible for the costs of transferring the securities constituting the Fund Securities to the account of the Trust. The Non-Standard Charges are payable to the Fund as it incurs costs in connection with the redemption of Creation Units, the receipt of Fund Securities and the Cash Redemption Amount and other transactions costs. The standard Redemption Transaction Fee for the Fund is $300.

PROCEDURES FOR REDEMPTION OF CREATION UNITS. Orders to redeem Creation Units must be submitted in proper form to the Transfer Agent prior to the time as set forth in the Participant Agreement. A redemption request is considered to be in “proper form” if (i) an AP has transferred or caused to be transferred to the Trust’s Transfer Agent the Creation Unit(s) being redeemed through the book- entry system of DTC so as to be effective by the time as set forth in the Participant Agreement and (ii) a request in form satisfactory to the Trust is received by the Transfer Agent from the AP on behalf of itself or another redeeming investor within the time periods specified in the Participant Agreement. If the Transfer Agent does not receive the investor’s shares through DTC’s facilities by the times and pursuant to the other terms and conditions set forth in the Participant Agreement, the redemption request will be rejected.

The AP must transmit the request for redemption, in the form required by the Trust, to the Transfer Agent in accordance with procedures set forth in the Authorized Participant Agreement. Investors should be aware that their particular broker may not have executed an Authorized Participant Agreement, and that, therefore, requests to redeem Creation Units may have to be placed by the investor’s broker through an AP which has executed an Authorized Participant Agreement. Investors making a redemption request should be aware that such request must be in the form specified by such AP. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an AP and transfer of the shares to the Trust’s Transfer Agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not APs.

In connection with taking delivery of shares of Fund Securities upon redemption of Creation Units, a redeeming shareholder or AP acting on behalf of such Shareholder must maintain appropriate custody arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered. Deliveries of redemption proceeds generally will be made within three business days of the trade date.

ADDITIONAL REDEMPTION PROCEDURES.  In connection with taking delivery of shares of Fund Securities upon redemption of Creation Units, the AP must maintain appropriate custody arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered. Deliveries of redemption proceeds generally will be made within three Business Days of the trade date. However, due to the schedule of holidays in certain countries, the different treatment among foreign and U.S. markets of dividend record dates and dividend ex-dates (that is the last date the holder of a security can sell the security and still receive dividends payable on the security sold), and in certain other circumstances, the delivery of in-kind redemption proceeds may take longer than three Business Days after the day on which the redemption request is received in proper form. If neither the redeeming Shareholder nor the AP acting on behalf of such redeeming Shareholder has appropriate arrangements to take delivery of the Fund Securities in the applicable foreign jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Fund Securities in such jurisdiction, the Trust may, in its discretion, exercise its option to redeem such shares in cash, and the redeeming shareholder will be required to receive its redemption proceeds in cash.

If it is not possible to make other such arrangements, or it is not possible to effect deliveries of the Fund Securities, the Trust may in its discretion exercise its option to redeem such shares in cash, and the redeeming investor will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that the Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its shares based on the NAV of shares of the relevant Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of Fund Securities). The Fund may also, in their sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities but does not differ in NAV.

Redemptions of shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An AP or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of Creation Units may be paid an equivalent amount of cash. The AP may request the redeeming investor of the shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment. Further, an AP that is not a “qualified institutional buyer,” (“QIB”) as such term is defined under Rule 144A of the Securities Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A. An AP may be required by the Trust to provide a written confirmation with respect to QIB status in order to receive Fund Securities.

Because the portfolio securities of the Fund may trade on the relevant exchange(s) on days that the Exchange is closed or are otherwise not Business Days for such Fund, shareholders may not be able to redeem their shares of the Fund, or to purchase or sell shares of such Fund on the Exchange, on days when the NAV of such Fund could be significantly affecting by events in the relevant foreign markets.

The right of redemption may be suspended or the date of payment postponed with respect to the Fund (1) for any period during which the Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the shares of the Fund or determination of the NAV of the shares is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

PORTFOLIO HOLDINGS INFORMATION

The Fund discloses its full portfolio holdings, as of the close of business the prior day, each day before the opening of trading on the Exchange at www.MDSassETF.com.

DETERMINATION OF NET ASSET VALUE

The following information supplements and should be read in conjunction with the sections in the Funds’ Prospectus titled “HOW TO BUY AND SELL SHARES.”

In accordance with procedures adopted by the Board, the NAV per share of the Fund is calculated by determining the value of the net assets attributed to the Fund and dividing by the number of outstanding shares of the Fund. All securities are valued on each Business Day as of the close of regular trading on the NYSE (normally, but not always, 4:00 p.m. Eastern Time) or such other time as the NYSE or National Association of Securities Dealers Automated Quotations System (“NASDAQ”) market may officially close. The term “Business Day” means any day the NYSE is open for trading, which is Monday through Friday except for holidays. The NYSE is generally closed on the following holidays: New Year’s Day (observed), Martin Luther King, Jr. Day, Washington’s Birthday (observed), Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the NYSE is stopped at a time other than 4:00 p.m. Eastern Time. The Trust reserves the right to reprocess purchase, redemption and exchange transactions that were initially processed at a NAV other than the Fund’s official closing NAV (as the same may be subsequently adjusted), and to recover amounts from (or distribute amounts to) shareholders based on the official closing NAV. The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC. In addition, the Fund may compute its NAV as of any time permitted pursuant to any exemption, order or statement of the SEC or its staff.

The Board has adopted a pricing and valuation policy for use by the Fund and its Valuation Designee (defined below) in calculating the Fund’s NAV. Pursuant to Rule 2a-5 under the 1940 Act, the Fund has designated the Adviser as its “Valuation Designee” to perform all of the fair value determinations as well as to perform all of the responsibilities that may be performed by the Valuation Designee in accordance with Rule 2a-5. The Valuation Designee is authorized to make all necessary determinations of the fair values of portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are unreliable. Prices are generally determined using readily available market prices. Subject to the approval of the Board, the Fund may employ outside organizations, which may use a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments in determining the approximate market value of portfolio investments. This may result in the investments being valued at a price that differs from the price that would have been determined had the matrix or formula method not been used. All cash, receivables, and current payables are carried on the Fund’s books at their face value. Other assets, if any, are valued at fair value as determined in good faith by the Valuation Designee under the direction of the Board.

The procedures used by any pricing service and its valuation results are reviewed by the officers of the Trust under the general supervision of the Board.

The Fund may hold portfolio securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Fund does not calculate NAV. As a result, the value of these investments may change on days when you cannot purchase or sell Fund shares.

DIVIDENDS, DISTRIBUTIONS, AND TAXES

The following information supplements and should be read in conjunction with the section in the Fund’s Prospectus titled “DIVIDENDS, DISTRIBUTIONS, AND TAXES.” In addition, the following is only a summary of certain U.S. federal income tax considerations that generally affect the Fund and their shareholders. No attempt is made to present a comprehensive explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state, local, and foreign tax liabilities.

It is the policy of the Trust each fiscal year to distribute substantially all of the Fund’s net investment income (i.e., generally, the income that it earns from dividends and interest on its investments, and any short-term capital gains, net of Fund expenses) and net capital gains (i.e., the excess of the Fund’s net long-term capital gains over its net short-term capital losses), if any, to its shareholders.

Dividend Reinvestment Service

The Fund will not make the DTC book-entry dividend reinvestment service available for use by beneficial owners for reinvestment of their cash proceeds, but certain individual broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund through DTC Participants for reinvestment of their dividend distributions. Investors should contact their brokers to ascertain the availability and description of these services. Beneficial owners should be aware that each broker may require investors to adhere to specific procedures and timetables in order to participate in the dividend reinvestment service and investors should ascertain from their brokers such necessary details. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares issued by the Fund at NAV. Distributions reinvested in additional shares of the Fund will nevertheless be taxable to beneficial owners acquiring such additional shares to the same extent as if such distributions had been received in cash.

Taxes – General

The discussions of the federal tax consequences in the Prospectus and this SAI are based on the Code and the regulations issued under it, and court decisions and administrative interpretations, as in effect on the date of the Prospectus and this SAI, respectively. Future legislative or administrative changes or court decisions may significantly alter the statements included herein, and any such changes or decisions may be retroactive. The Fund intends to elect to be, and intends to qualify each year for treatment as, a regulated investment company under Subchapter M of Subtitle A, Chapter 1, of the Code. As such, the Fund generally will be exempt from federal income tax on its net investment income and realized capital gains that it distributes to shareholders. To qualify for treatment as a regulated investment company, the Fund must meet three important tests each year.

First, the Fund must derive with respect to each taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income derived with respect to its business of investing in such stock, securities, or currencies, or net income derived from interests in qualified publicly traded partnerships.

Second, generally, at the close of each quarter of its taxable year, at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of its total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of the Fund’s total assets may be invested in the securities of (1) any one issuer (other than U.S. Government securities and securities of other regulated investment companies), (2) two or more issuers that the Fund controls and that are engaged in the same or similar trades or businesses, or (3) one or more qualified publicly traded partnerships.

Third, the Fund must distribute an amount equal to at least the sum of 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss) before taking into account any deduction for dividends paid, and 90% of its tax-exempt income, if any, for the year.

The Fund intends to comply with these requirements. If the Fund were to fail to make sufficient distributions, it could be liable for corporate income tax and for excise tax in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company. If for any taxable year the Fund were not to qualify as a regulated investment company, all its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In that event, taxable shareholders would recognize dividend income on distributions to the extent of the Fund’s current and accumulated earnings and profits, and corporate shareholders could be eligible for the dividends-received deduction.

The Code imposes a nondeductible 4% excise tax on regulated investment companies that fail to distribute each year an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). The Fund intends to make sufficient distributions or deemed distributions each year to avoid liability for this excise tax.

Loss Carryforwards

For federal income tax purposes, the Fund is generally permitted to carry forward a net capital loss in any year to offset its own capital gains, if any, during subsequent years.

Exchange of Stocks and Securities for Shares

Certain initial investors in the Fund may be permitted to contribute a diversified portfolio of stocks and securities to the Fund in exchange for shares of the Fund, in a transaction that is expected to qualify as a tax-deferred contribution under Section 351 of the Code. If the foregoing transaction does not meet the requirements of Section 351 of the Code, contributing shareholders would recognize gain or loss based on the difference between the value of the Fund shares that they receive and their basis in the stocks and securities that they exchange for Fund shares.

The Fund’s receipt of stocks and securities under Section 351 of the Code may cause the Fund to hold such stocks and securities with a lower basis than if the Fund had purchased such stocks and securities for cash. Accordingly, the Fund may recognize more gain or less loss on a subsequent sale than if the Fund had purchased the stocks and securities for cash.

State and Local Taxes

Although the Fund intends to qualify as a regulated investment company and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities.

PORTFOLIO TRANSACTIONS AND BROKERAGE

The policy of the Trust regarding purchases and sales of securities for the Fund is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Trust’s policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Trust believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Sub-Adviser from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Sub-Adviser will rely upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases, an exact dollar value for those services is not ascertainable. The Trust has adopted policies and procedures that prohibit the consideration of sales of Fund shares as a factor in the selection of a broker or dealer to execute its portfolio transactions.

The Sub-Adviser owes a fiduciary duty to its clients to seek to provide best execution on trades effected. In selecting a broker/dealer for each specific transaction, the Sub-Adviser chooses the broker/dealer deemed most capable of providing the services necessary to obtain the most favorable execution. “Best execution” is generally understood to mean the most favorable cost or net proceeds reasonably obtainable under the circumstances. The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting, and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending upon the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker/dealers. The Sub-Adviser will also use electronic crossing networks (“ECNs”) when appropriate.

Subject to the foregoing policies, brokers or dealers selected to execute the Fund’s portfolio transactions may include the Fund’s Authorized Participants (as discussed in “Procedures for Purchase of Creation Units”) or their affiliates. An Authorized Participant or its affiliates may be selected to execute the Fund’s portfolio transactions in conjunction with an all-cash Creation Unit order or an order including “cash-in-lieu” (as described in “Purchase and Issuance of Creation Units”), so long as such selection is in keeping with the foregoing policies. The Fund may determine to not charge a variable fee on certain orders when the Sub-Adviser has determined that doing so is in the best interests of the Fund’s shareholders, even if the decision to not charge a variable fee could be viewed as benefiting the Authorized Participant or its affiliate selected to execute the Fund’s portfolio transactions in connection with such orders.

The Sub-Adviser may use the Fund’s assets for, or participate in, third-party soft dollar arrangements, in addition to receiving proprietary research from various full-service brokers, the cost of which is bundled with the cost of the broker’s execution services. The Sub-Adviser does not “pay up” for the value of any such proprietary research. Section 28(e) of the 1934 Act permits the Sub-Adviser, under certain circumstances, to cause the Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. The Sub-Adviser may receive a variety of research services and information on many topics, which it can use in connection with its management responsibilities with respect to the various accounts over which it exercises investment discretion or otherwise provides investment advice. The research services may include qualifying order management systems, portfolio attribution and monitoring services, and computer software and access charges which are directly related to investment research.

Accordingly, the Fund may pay a broker commission higher than the lowest available in recognition of the broker’s provision of such services to the Sub-Adviser, but only if the Sub-Adviser determines the total commission (including the soft dollar benefit) is comparable to the best commission rate that could be expected to be received from other brokers. The amount of soft dollar benefits received depends on the amount of brokerage transactions effected with the brokers. A conflict of interest exists because there is an incentive to (1) cause clients to pay a higher commission than the firm might otherwise be able to negotiate, (2) cause clients to engage in more securities transactions than would otherwise be optimal, and (3) only recommend brokers that provide soft dollar benefits.

The Sub-Adviser faces a potential conflict of interest when it uses client trades to obtain brokerage or research services. This conflict exists because the Sub-Adviser can use the brokerage or research services to manage client accounts without paying cash for such services, which reduces the Sub-Adviser’s expenses to the extent that the Sub-Adviser would have purchased such products had they not been provided by brokers. Section 28(e) permits the Sub-Adviser to use brokerage or research services for the benefit of any account it manages. Certain accounts managed by the Sub-Adviser may generate soft dollars used to purchase brokerage or research services that ultimately benefit other accounts managed by the Sub-Adviser effectively cross subsidizing the other accounts managed by the Sub-Adviser that benefit directly from the product. The Sub-Adviser may not necessarily use all of the brokerage or research services in connection with managing the Fund whose trades generated the soft dollars used to purchase such products.

The Sub-Adviser is responsible, subject to oversight by the Board, for placing orders on behalf of the Fund for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities of the Fund and one or more other investment companies or clients supervised by the Sub-Adviser are considered at or about the same time, transactions in such securities are allocated among the several investment companies and clients in a manner deemed equitable and consistent with its fiduciary obligations to all by the Sub-Adviser. In some cases, this procedure could have a detrimental effect on the price or volume of the security so far as the Fund is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Fund. The primary consideration is prompt execution of orders at the most favorable net price.

No brokerage commission information is provided since the Fund had not commenced operations prior to the date of this SAI.

The Fund is required to identify any securities of the Trust’s regular broker-dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents held by the Fund as of the end of the most recent fiscal year. Information about the Fund’s ownership of its regular broker-dealers is not provided as the Fund had not commenced operations prior to the date of this SAI.

PROXY VOTING PROCEDURES

The Board has delegated the responsibility of voting proxies with respect to the portfolio securities purchased and/or held by the Fund to the Adviser, subject to the Board’s continuing oversight. In exercising its voting obligations, the Adviser is guided by its general fiduciary duty to act prudently and in the interest of the Fund. The Adviser will consider factors affecting the value of the Fund’s investments and the rights of shareholders in its determination on voting portfolio securities.

The Adviser will vote proxies in accordance with its proxy policies and procedures, which are included in Appendix B to this SAI.

More Information

Each year, the Fund will make available the actual voting records relating to portfolio securities held by the Fund during the 12-month period ending June 30 without charge, upon request by calling 1-800-617-0004, or by accessing the SEC’s website at www.sec.gov. In addition, a copy of the Adviser’s proxy-voting policies and procedures is available by calling 1-800-617-0004 and will be sent within three business days of receipt of a request.

PAYMENTS TO FINANCIAL INTERMEDIARIES

The Adviser and/or its affiliates, at their discretion, may make payments from their own resources and not from Fund assets to affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Fund, their service providers or their respective affiliates, as incentives to help market and promote the Fund and/or in recognition of their distribution, marketing, administrative services, and/or processing support.

These additional payments may be made to financial intermediaries that sell Fund shares or provide services to the Fund, the Distributor or shareholders of the Fund through the financial intermediary’s retail distribution channel and/or fund supermarkets. Payments may also be made through the financial intermediary’s retirement, qualified tuition, fee-based advisory, wrap fee bank trust, or insurance (e.g., individual or group annuity) programs. These payments may include, but are not limited to, placing the Fund in a financial intermediary’s retail distribution channel or on a preferred or recommended fund list; providing business or shareholder financial planning assistance; educating financial intermediary personnel about the Fund; providing access to sales and management representatives of the financial intermediary; promoting sales of Fund shares; providing marketing and educational support; maintaining share balances and/or for sub-accounting, administrative or shareholder transaction processing services. A financial intermediary may perform the services itself or may arrange with a third party to perform the services.

The Adviser and/or its affiliates may also make payments from their own resources to financial intermediaries for costs associated with the purchase of products or services used in connection with sales and marketing, participation in and/or presentation at conferences or seminars, sales or training programs, client and investor entertainment and other sponsored events. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Revenue sharing payments may be negotiated based on a variety of factors, including the level of sales, the amount of Fund assets attributable to investments in the Fund by financial intermediaries’ customers, a flat fee or other measures as determined from time to time by the Adviser and/or its affiliates. A significant purpose of these payments is to increase the sales of Fund shares, which in turn may benefit the Adviser through increased fees as Fund assets grow.

GENERAL INFORMATION

Anti-Money Laundering Program

The Fund has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). To ensure compliance with this law, the Fund’s Program provides for the development of internal practices, procedures, and controls, designation of anti-money laundering compliance officers, an ongoing training program, and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that certain of its service providers have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, and conducting a complete and thorough review of all new account applications. The Fund will not transact business with any person or legal entity and beneficial owner, if applicable, whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, located at Two Commerce Square, Suite 1800, 2001 Market Street, Philadelphia, Pennsylvania 19103, is the independent registered public accounting firm of the Fund. The independent registered public accounting firm is responsible for conducting the annual audit of the Fund’s financial statements. The selection of the independent registered public accounting firm is approved annually by the Board.

Transfer Agent

Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the Fund’s transfer agent and dividend disbursing agent.

Custodian

U.S. Bank, N.A, 1555 North River Center Drive, Suite 302, Milwaukee, WI 53212, serves as custodian (the “Custodian”) of the Fund’s assets and is responsible for maintaining custody of the Fund’s cash and investments and retaining sub-custodians, including in connection with the custody of foreign securities. Cash held by the Custodian, the amount of which may at times be substantial, is insured by the Federal Deposit Insurance Corporation up to the amount of available insurance coverage limits. The Custodian and Fund Services are affiliates.

Administrator

Fund Services, 615 East Michigan Street, Milwaukee, WI 53202, serves as the administrator (the “Administrator”) and provides various administrative and accounting services necessary for the operations of the Fund. Services provided by the Administrator include facilitating general Fund management; monitoring Fund compliance with federal and state regulations; supervising the maintenance of the Fund’s general ledger, the preparation of the Fund’s financial statements, the determination of NAV, and the payment of dividends and other distributions to shareholders; and preparing specified financial, tax, and other reports. Fund Services and the Custodian are affiliates.

No administration fee information is provided since the Fund had not commenced operations prior to the date of this SAI.

Counsel

Faegre Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, Pennsylvania 19103-6996, serves as counsel to the Trust.

Registration Statement

This SAI and the Prospectus do not contain all of the information set forth in the Registration Statement the Trust has filed with the SEC. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by SEC rules and regulations. A text-only version of the Registration Statement is available on the SEC’s website, www.sec.gov.

FINANCIAL STATEMENTS

Because the Fund had not commenced operations prior to the date of this SAI, there are no financial statements available at this time. Shareholders of the Fund will be informed of the Fund’s progress through periodic reports when those reports become available. Financial statements certified by the independent registered public accounting firm will be submitted to shareholders at least annually.

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

An S&P Global Ratings short-term issue credit rating is generally assigned to those obligations considered short-term in the relevant market. The following summarizes the rating categories used by S&P Global Ratings for short-term issues:

“A-1” – A short-term obligation rated “A-1” is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” – A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

“A-3” – A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

“B” – A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

“C” – A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

“D” – A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed debt restructuring.

Local Currency and Foreign Currency Ratings – S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. A foreign currency rating on an issuer can differ from the local currency rating on it when the obligor has a different capacity to meet its obligations denominated in its local currency, versus obligations denominated in a foreign currency.

“NR” – This indicates that a rating has not been assigned or is no longer assigned.

Moody’s Investors Service (“Moody’s”) short-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1” – Issuers (or supporting institutions) rated Prime-1 reflect a superior ability to repay short-term obligations.

“P-2” – Issuers (or supporting institutions) rated Prime-2 reflect a strong ability to repay short-term obligations.

“P-3” – Issuers (or supporting institutions) rated Prime-3 reflect an acceptable ability to repay short-term obligations.

“NP” – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

“NR” – Is assigned to an unrated issuer, obligation and/or program.

Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-term ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention.1 Typically, this means up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets. The following summarizes the rating categories used by Fitch for short-term obligations:

“F1” – Securities possess the highest short-term credit quality. This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2” – Securities possess good short-term credit quality. This designation indicates good intrinsic capacity for timely payment of financial commitments.

“F3” – Securities possess fair short-term credit quality. This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

“B” – Securities possess speculative short-term credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

1 A long-term rating can also be used to rate an issue with short maturity.

“C” – Securities possess high short-term default risk. Default is a real possibility.

“RD” – Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

“D” – Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

“NR” – Is assigned to an issue of a rated issuer that are not and have not been rated.

The Morningstar DBRS® Ratings Limited (“Morningstar DBRS”) short-term obligation ratings provide Morningstar DBRS’s opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner. The obligations rated in this category typically have a term of shorter than one year. The R-1 and R-2 rating categories are further denoted by the subcategories “(high)”, “(middle)”, and “(low)”.

The following summarizes the ratings used by Morningstar DBRS for commercial paper and short-term debt:

“R-1 (high)” - Short-term debt rated “R-1 (high)” is of the highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.

“R-1 (middle)” – Short-term debt rated “R-1 (middle)” is of superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from “R-1 (high)” by a relatively modest degree. Unlikely to be significantly vulnerable to future events.

“R-1 (low)” – Short-term debt rated “R-1 (low)” is of good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favorable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.

“R-2 (high)” – Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.

“R-2 (middle)” – Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

“R-2 (low)” – Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer’s ability to meet such obligations.

“R-3” – Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events, and the certainty of meeting such obligations could be impacted by a variety of developments.

“R-4” – Short-term debt rated “R-4” is considered to be of speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.

“R-5” – Short-term debt rated “R-5” is considered to be of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

“D” – A downgrade to “D” may occur when the issuer has filed under any applicable bankruptcy, insolvency or winding-up statute, or there is a failure to satisfy an obligation after the exhaustion of grace periods. Morningstar DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Long-Term Issue Credit Ratings

The following summarizes the ratings used by S&P Global Ratings for long-term issues:

“AAA” – An obligation rated “AAA” has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

“AA” – An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

“A” – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

“BBB” – An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

“BB,” “B,” “CCC,” “CC” and “C” – Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

“BB” – An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

“B” – An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

“CCC” – An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

“CC” – An obligation rated “CC” is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

“C” – An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

“D” – An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within the next five business days in the absence of a stated grace period or within the earlier of the stated grace period or the next 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed debt restructuring

Plus (+) or minus (-) – Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

“NR” – This indicates that a rating has not been assigned, or is no longer assigned.

Local Currency and Foreign Currency Ratings - S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. A foreign currency rating on an issuer can differ from the local currency rating on it when the obligor has a different capacity to meet its obligations denominated in its local currency, versus obligations denominated in a foreign currency.

Moody’s long-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of eleven months or more. Such ratings reflect both on the likelihood of default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” – Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.

“Aa” – Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A” – Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.

“Baa” – Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

“Ba” – Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.

“B” – Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa” – Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.

“Ca” – Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C” – Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

“NR” – Is assigned to unrated obligations, obligation and/or program.

The following summarizes long-term ratings used by Fitch:

“AAA” – Securities considered to be of the highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” – Securities considered to be of very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A” – Securities considered to be of high credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

“BBB” – Securities considered to be of good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

“BB” – Securities considered to be speculative. “BB” ratings indicates an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

“B” – Securities considered to be highly speculative. “B” ratings indicate that material credit risk is present

“CCC” – A “CCC” rating indicates that substantial credit risk is present.

“CC” – A “CC” rating indicates very high levels of credit risk.

“C” – A “C” rating indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned “RD” or “D” ratings but are instead rated in the “CCC” to “C” rating categories, depending on their recovery prospects and other relevant characteristics. Fitch believes that this approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” obligation rating category, or to corporate finance obligation ratings in the categories below “CCC”.

“NR” – Is assigned to an unrated issue of a rated issuer.

The Morningstar DBRS long-term obligation ratings provide Morningstar DBRS’s opinion on the risk that investors may not be repaid in accordance with the terms under which the long-term obligation was issued. The obligations rated in this category typically have a term of one year or longer. All rating categories from AA to CCC contain subcategories “(high)” and “(low)”. The absence of either a “(high)” or “(low)” designation indicates the rating is in the middle of the category. The following summarizes the ratings used by Morningstar DBRS for long-term debt:

“AAA” – Long-term debt rated “AAA” is of the highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

“AA” – Long-term debt rated “AA” is of superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from “AAA” only to a small degree. Unlikely to be significantly vulnerable to future events.

“A” – Long-term debt rated “A” is of good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than “AA.” May be vulnerable to future events, but qualifying negative factors are considered manageable.

“BBB” – Long-term debt rated “BBB” is of adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

“BB” – Long-term debt rated “BB” is of speculative, non-investment grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.

“B” – Long-term debt rated “B” is of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.

“CCC”, “CC” and “C” – Long-term debt rated in any of these categories is of very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although “CC” and “C” ratings are normally applied to obligations that are seen as highly likely to default or subordinated to obligations rated in the “CCC” to “B” range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the “C” category.

“D” – A downgrade to “D” may occur when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods. Morningstar DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Municipal Note Ratings

An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings’ analysis will review the following considerations:

•	Amortization schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Municipal Short-Term Note rating symbols are as follows:

“SP-1” – A municipal note rated “SP-1” exhibits a strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

“SP-2” – A municipal note rated “SP-2” exhibits a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” – A municipal note rated “SP-3” exhibits a speculative capacity to pay principal and interest.

“D” – This rating is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Moody’s uses the global short-term Prime rating scale (listed above under Short-Term Credit Ratings) for commercial paper issued by U.S. municipalities and nonprofits. These commercial paper programs may be backed by external letters of credit or liquidity facilities, or by an issuer’s self-liquidity.

For other short-term municipal obligations, Moody’s uses one of two other short-term rating scales, the Municipal Investment Grade (“MIG”) and Variable Municipal Investment Grade (“VMIG”) scales provided below.

Moody’s uses the MIG scale for U.S. municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less.

MIG Scale

“MIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG-2” – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

“MIG-3” – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG” – This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

“NR” – Is assigned to an unrated obligation, obligation and/or program.

In the case of variable rate demand obligations (“VRDOs”), Moody’s assigns both a long-term rating and a short-term payment obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interest payments. The short-term payment obligation rating addresses the ability of the issuer or the liquidity provider to meet any purchase price payment obligation resulting from optional tenders (“on demand”) and/or mandatory tenders of the VRDO. The short-term payment obligation rating uses the VMIG scale. Transitions of VMIG ratings with conditional liquidity support differ from transitions of Prime ratings reflecting the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade.

Moody’s typically assigns the VMIG rating if the frequency of the payment obligation is less than every three years. If the frequency of the payment obligation is less than three years but the obligation is payable only with remarketing proceeds, the VMIG short-term rating is not assigned and it is denoted as “NR”.

“VMIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections.

“VMIG-2” – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections.

“VMIG-3” – This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections.

“SG” – This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural and/or legal protections.

“NR” – Is assigned to an unrated obligation, obligation and/or program.

About Credit Ratings

An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities.

Fitch’s credit ratings are forward-looking opinions on the relative ability of an entity or obligation to meet financial commitments. Issuer Default Ratings (IDRs) are assigned to corporations, sovereign entities, financial institutions such as banks, leasing companies and insurers, and public finance entities (local and regional governments). Issue-level ratings are also assigned and often include an expectation of recovery, which may be notched above or below the issuer-level rating. Issue ratings are assigned to secured and unsecured debt securities, loans, preferred stock and other instruments. Credit ratings are indications of the likelihood of repayment in accordance with the terms of the issuance. In limited cases, Fitch may include additional considerations (i.e., rate to a higher or lower standard than that implied in the obligation’s documentation).

Morningstar DBRS offers independent, transparent, and innovative credit analysis to the market. Credit ratings are forward-looking opinions about credit risk that reflect the creditworthiness of an issuer, rated entity, security and/or obligation based on Morningstar DBRS’s quantitative and qualitative analysis in accordance with applicable methodologies and criteria. They are meant to provide opinions on relative measures of risk and are not based on expectations of, or meant to predict, any specific default probability. Credit ratings are not statements of fact. Morningstar DBRS issues credit ratings using one or more categories, such as public, private, provisional, final(ized), solicited, or unsolicited. From time to time, credit ratings may also be subject to trends, placed under review, or discontinued. Morningstar DBRS credit ratings are determined by credit rating committees.

APPENDIX B

M.D. SASS ORGANIZATION PROXY VOTING POLICY

Dated as of June 2025

It is the policy of M.D. Sass to vote proxies in the interest of maximizing value for M.D. Sass' Clients. Proxies are an asset of a client, which should be treated by M.D. Sass with the same care, diligence, and loyalty as any asset belonging to a client. To that end, M.D. Sass will vote in a way that it believes, consistent with its fiduciary duty, will cause the value of the security to increase the most or decline the least. Consideration will be given to both the short and long term implications of the proposal to be voted on when considering the optimal vote, and portfolio managers may be consulted by the Chief Compliance Officer (or his designee) when voting proxies of securities recommended by such portfolio managers. The Firm may utilize the services of third parties, such as Proxy Edge, to assist the Firm in meeting its proxy voting obligations. In addition, the Firm may abstain (or otherwise be unable to vote) proxies as may be directed by the Firm's Clients or to the extent it may be impractical or impossible for the Firm to vote proxies (e.g., unavailability, limited value, or unjustifiable costs).1

GENERAL POLICIES WITH RESPECT TO SPECIFIC PROPOSALS

As a general matter, and consistent with our fiduciary responsibilities to act solely in the interest of plan participants and beneficiaries, we will generally vote FOR the following proposals if we believe they are in the best interests of our Clients. Additional considerations effecting the decision to vote for are listed below:

a.	Election of management slate of directors - consider board independence as well as long term performance of the directors and the company.

In voting on entire Board:
(i)	2/3 of the Directors should be independent (have only one connection to the corporation which is the directorship or if the person is a rank and file employee). A director is defined as independent if he or she has only one nontrivial connection to the corporation, that of his or her directorship or is a rank and file employee. A director generally will not be considered independent if currently or previously employed by the Company or an affiliate in an executive capacity; if employed by a present or former auditor of the Company in the past five years; if employed by a firm that is one of the Company's paid advisors or consultants; if employed by a customer or supplier with a nontrivial business relationship; if employed by a foundation or university that receives grants or endowments from the Company; if the person has any personal services contract with the Company; if related to an executive or director of the Company; or if an officer of a firm on which the Company's chairman or chief executive officer also is a board member.
(ii)	Consider company's long-term value growth as judged by performance indicators.
(iii)	Consider actions taken by the Board that may not be in the Company's long term best interest i.e. awarding themselves excessive compensation.
(iv)	Consider the Board's responsiveness to shareholder concerns - proposals.

In voting on individual Directors:
(i)	Committees -Audit, Nominating and Compensation may be required to be 100% composed of independent directors. This should be considered and vote against non-independent director nominee serving on these committees. Also consider performance of committees i.e., approving excessive compensation, failing to address auditor conflicts).
(ii)	Attendance at 75% of meetings or withhold vote.
(iii)	If the Director is employed full time - service on no more than 3 public company Boards. If retired, no more than five public company Boards.

Contested Elections: consider Board independence, background of proxy contest, evaluate the competing strategic corporate plans, impact on constituents and equity ownership of individual directors.

b. Appointment of auditors - vote for unless any of the following factors, then consider voting against ratification:

(i)	We determine that there is a change in auditors from prior years and the cause is a disagreement between the terminated auditor and the company on a matter of accounting principles and practices.
(ii)	Auditor provides advice on tax avoidance strategies (see tax services in proxy) where we believe this may put auditor in role of advocate for the Company.
(iii)	Fees for non-audit services are more than 20% of all fees, we should be concerned.
(iv)	The Company has had the same auditor for more than seven years.[2]

c.	Cumulative voting.

d.	Profit sharing/remuneration plans.

e.	Pension/retirement plans.

1 For example, in accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting ("share blocking"). Due to these restrictions, M.D. Sass must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. As a result, M.D. Sass will generally not vote those proxies in the absence of an unusual, significant vote or compelling economic importance. Furthermore, M.D. Sass may not be able to vote proxies for certain securities if M.D. Sass does not receive the proxy statement in time to vote the proxies due to custodial processing delays or errors.

2 Given the limited number of "Big Four" accounting firms, M.D. Sass may consider ratifying the appointment of the same auditor for more than seven years, provided that no additional negative factors exists and there is no reason to believe that the Company's auditors have been complacent in the performance of their auditing duties.

f.	Authorization of new securities if there is no intent to unduly dilute shareholder's proportionate interest, reverse stock splits.

(i)	Common stock - support if reasonable and management provides persuasive justification. Vote against increase of existing authorization by more than 50%.
(ii)	Preferred stock - approve unless Board has unlimited rights to set the terms and conditions of the shares.
(iii)	Support reverse stock split if management provides reasonable justification.
(iv)	Vote against issuance of new classes of stock with unequal voting rights (dual class voting).

g.	Acquisition of property

h.	Asset restructuring

1.	Option/incentive plans and revisions thereof.

(i)	Support if performance-based (includes premium price -strike price of 100% + of fair market value on date of grant or linked to market or industry stock price index).
(ii)	Support expensing of stock options.
(iii)	Plan should not exceed an annual stock option grant rate of 1% of shares outstanding to senior executives.
(iv)	Vote against a plan that does not prohibit repricing of underwater stock options with new unless Company has a policy against repricing.
(v)	Vote against proposal if total dilution of outstanding voting power or shareholders' equity is greater than 10%
(vi)	Vote against reloading (to replace options which have been exercised).
(vii)	Oppose plans where more than 10% of option shares were issued to the top five executives in the last year.
(viii)	Vote for plans where the executive is required to hold a substantial portion of the award while at the Company i.e., 75% of their equity compensation awards, including shares from option exercises.
(ix)	Support performance-vesting restricted stock (as opposed to time-lapsing) provided amount of stock granted is reasonable in proportion to the executive's total compensation. Executive should be required to hold while at the Company.

j.	Compensation plans and revisions thereof

(i)	Base compensation should be reasonable - minimum necessary for retention and recruitment.
(ii)	Variable compensation - support plans that use explicit operating performance benchmarks i.e., improving EPS.
(iii)	Executive perks and benefits. - support greater disclosure and oversight; vote against benefits to executives that exceed that which is offered to other employees.
(iv)	Golden parachutes - support shareholder approval of them. Vote to eliminate severance package for any senior executive which provides for benefits not generally offered to other Company employees. Severance plan or stock option "change in control" vesting feature should be contingent upon completion of merger rather than lesser standard of shareholder approval.
(v)	Outside Director Compensation - significant proportion should be stock and subject to reasonable holding requirements.
(vi)	Oppose management proposal to issue tracking stock to reflect performance of a particular business segment.

k.	Increasing indebtedness within prudent limits.

1.	Anti-greenmail amendments

m.	Preemptive rights

n.	Employee related proposals - employee stock purchase plan and high-performance workplace practices (if we conclude in shareholders' best interests and do not unduly interfere with the Company's operation). Employees should have pension choice defined benefit vs. cash-balance plans.

o.	Fair-Price Provisions

p.	Shareholder proposals.

(i)	Adoption of codes or policies based on the United Nations' International Labor Organization's Fundamental Conventions (ILO) (freedom of association, equality, abolition of forced (convict) and child labor and standard supplier resolutions not to do business with suppliers that use forced, child labor, etc.).
(ii)	Reports on human rights.
(iii)	Environmental issues - adoption of CERES principles (that encourage Company to protect the environment and health and safety of its employees)
(iv)	EEO - proposals for reports on diversity in the workplace if there are no arbitrary or unreasonable goals or require the Company to hire people who are unqualified for their position. Support sexual orientation anti-bias position. Diversity - women and minority group Board members.
(v)	Proposals for reports on financial institutions fair-lending compliance practices.
(vi)	Proposals seeking review of business strategies that may present a significant risk to long term corporate value (if the review does not impose undue costs on the Company).
(vii)	Analyst independence from investment banking business (IPO allocation) and sell-side research.
(viii)	Proposals that provide access to proxy statement to advance non-management candidates unless the access right could be used to promote hostile takeovers.
(ix)	Proposal to separate Chairman and CEO - to require an independent Director (who has not been an executive) to be Chairman of the Board if there is no separation, support proposal to establish a lead independent Director.
(x)	Proposals for greater Board and Auditor independence (i.e., audit firm rotation, limit or prohibit non-audit services).
(xi)	Proposals asking for additional disclosure of the role of the Board in developing business.
(xii)	Proposals that seek greater confidential voting (this does not apply to proxy vote disclosure after the meeting).

As a general matter, and consistent with our fiduciary responsibilities to act solely in the interest of plan participants and beneficiaries, we will generally vote AGAINST the following proposals if we believe they are not in the best interests of our Clients:

a.

Easing standards of indemnification for directors or corporate officers.

b.	Staggered terms for directors; term limits.
c.	Authorizations of new securities if intent appears to be to unduly dilute stockholder's proportionate interest.

d.	Poison pill/anti-takeover measures that do not require submission to the Board every three years.

e.	Re-incorporation in the State of Delaware if intent is to protect management and directors.

f.	Elimination of waivers of preemptive rights.

g.	Alteration of voting provisions; proportionate ratio of number of shares per vote if not in the best interest of shareholders.

h.	Fair price provisions/amendments.

1.	Granting of stock options to non-employee directors.

J.	Proposals to change the state of incorporation where the effect could be to reduce shareholder's rights to participate in the decision-making process or present other risks that outweigh benefits. This is also applicable to reincorporation in other countries, particularly offshore tax havens. Vote against unless:

(i)	Criteria for supporting - Company makes compelling case and the proposal will not harm or weaken shareholder rights or lessen management accountability; will contribute quantifiable benefits to Company's long-term value and not adversely impact Company's employees and communities where they live.
(ii)	Vote against reincorporation in offshore tax haven or to limit Director liability or as takeover defense.
k.	Supermajority voting requirements.

l.	Board size - to be less than five or more than 15.

m	Limit or eliminating the Shareholders' right to call Special Meetings and act by Written Consent without a meeting if provided for in the By-Laws.

n.	Approving other business.

As a general matter, and consistent with our fiduciary responsibilities to act solely in the interest of our Clients, we will vote on issues such as mergers and reorganizations on a case-by-case basis taking into account the following factors:

a.	Impact of the merger on long-term corporate value, including the prospects of the combined companies.

b.	Anticipated financial and operating benefits.

c.	Offer price (cost vs. premium).

d.	How the deal was negotiated.

e.	Changes in corporate governance and their impact on shareholder rights.

f.	Impact on key constituents at both companies, including employees and communities.

Conflicts of Interest

M.D. Sass realizes that due to the difficulty of predicting and identifying all material conflicts, it must rely on its Employees to notify the Chief Compliance Officer of any material conflict that may impair M.D. Sass' ability to vote proxies in an objective manner. In addition, the Chief Compliance Officer, or his designee(s) will reasonably try to assess any material conflicts between M.D. Sass' interests and those of its Clients with respect to proxy voting. The following is a non-exhaustive list of potential conflicts of interest that could influence the proxy voting process:

Conflict: M.D. Sass retains an institutional client or is in the process of retaining an institutional client that is affiliated with an issuer that is held in M.D. Sass's client portfolios. For example, M.D. Sass may be retained to manage Company A's pension fund. Company A is a public company and M.D. Sass client accounts hold shares of Company A. This type of relationship may influence M.D. Sass to vote with management on proxies to gain favor with management. Such favor may influence Company A's decision to continue its advisory relationship with M.D. Sass.

Conflict: M.D. Sass retains a client or is in the process of retaining a client that is an officer or director of an issuer that is held in M.D. Sass's client portfolios. The similar conflicts of interest exist in this relationship as discussed above.

Conflict: M.D. Sass's Employees maintain a personal and/or business relationship (not an advisory relationship) with issuers or individuals that serve as officers or directors of issuers. For example, the spouse of an Employee may be a high-level executive of an issuer that is held in M.D. Sass's client portfolios. The spouse could attempt to influence M.D. Sass to vote in favor of management.

Conflict: M.D. Sass or an Employee(s) personally owns a significant number of an issuer's securities that are also held in M.D. Sass' client portfolios. For any number of reasons, an Employee(s) may seek to vote proxies in a different direction for his/her personal holdings than would otherwise be warranted by the proxy voting policy. The Employee(s) could oppose voting the proxies according to the policy and successfully influence M.D. Sass to vote proxies in contradiction to the policy.

Resolution: Upon the detection of a material conflict of interest, the Chief Compliance Officer has final decision-making authority regarding M.D. Sass' course of action for the proxy3. The Chief Compliance Officer's determination will be based on maximizing value for M.D. Sass' Clients. In these instances, the Chief Compliance Officer generally will decide to either: 1) abstain from voting the proxy, or; 2) engage the services of an outside proxy voting service or consultant who will provide an independent recommendation on the direction in which M.D. Sass should vote on the proposal. If retained, the proxy voting service's or consultant's determination will be binding on M.D. Sass.

Any attempts by others within M.D. Sass to influence the voting of client proxies in a manner that is inconsistent with the proxy voting policy shall be reported to the Chief Compliance Officer. Further, any attempts by persons or entitles outside M.D. Sass to influence the voting of client proxies shall be reported to the Chief Compliance Officer. The Chief Compliance Officer may then elect to report the attempt to legal counsel.

3 In the event of a conflict between the interests of the Firm and the advised registered investment companies, the TPM Trust Policies provide that the conflict may be disclosed to the Board of Trustees or its delegate, who shall provide direction on how to vote the proxy. The Board of Trustees has delegated this authority to the Independent Trustees, and the proxy voting direction in such case shall be determined by a majority of the Independent Trustees. In addition, in any case of a conflict between the interests of the Firm and those of the sub-advised registered investment companies, the issue will be brought to the prompt attention of the respective fund's Chief Compliance Officer.

Procedures for M.D. Sass's Receipt of Class Actions

M.D. Sass recognizes that as a fiduciary it has a duty to act with the highest obligation of good faith, loyalty, fair dealing and due care. When a recovery is achieved in a class action, Investors who owned shares in the company subject to the action have the option to either:

(1) opt out of the class action and pursue their own remedy; or (2) participate in the recovery achieved via the class action. Collecting the recovery involves the completion of a Proof of Claim form which is submitted to the claims administrator. After the Claims Administrator receives all Proof of Claims, it dispenses the money from the settlement fund to those persons and entities with valid claims.

If "Class Action" documents are received by M.D. Sass on behalf of its Funds, M.D. Sass will ensure that the Funds either participate in, or opt out of, any class action participation opportunities. M.D. Sass will determine if it is in the best interest of the Funds to recover monies from a class action. The Portfolio Manager/Analyst covering the company will determine the action to be taken when receiving class action notices. In the event M.D. Sass opts out of a class action settlement, M.D. Sass will maintain documentation of any cost/benefit analysis to support its decision. M.D. Sass will be assisted in this process by a third-party service provider. The third-party service provider will be compensated with a percentage of any monies recovered, if any, as a result of the class action participation.

If "Class Action" documents are received by M.D. Sass for private client accounts, i.e., separately managed accounts, M.D. Sass will gather any requisite information it has and forward to the client, to enable the client to file the "Class Action" at the client's discretion. The decision of whether to participate in the recovery or opt-out may be a legal one that M.D. Sass is not qualified to make for the client. Therefore M.D. Sass will not file "Class Actions" on behalf of any separately managed client account.

B-4